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EXHIBIT 10.30

                                   [PRT LOGO]

                               CONVENIO COLECTIVO

                       ENTRE PUERTO RICO TELEPHONE COMPANY

                                        Y

                             LA UNION INDEPENDIENTE
                            DE EMPLEADOS TELEFONICOS

                                    Vigencia
                    18 DE ENERO DE 2003 A 17 DE ENERO DE 2006

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                                   ARTICULO 1
                           RECONOCIMIENTO DE LA UNION

SECCION 1

La Compania reconoce a la Union como la representante exclusiva de todos los empleados incluidos en la unidad apropiada, tal como esta se define en el Articulo 2 (Unidad Apropiada) para los fines de contratacion colectiva en relacion con tipos de compensacion, salarios, horas de trabajo, tenencia de empleo, quejas y agravios y otras condiciones de empleo.

SECCION 2

Para propositos de este Convenio Colectivo, los terminos "trabajador" y "empleado" seran intercambiados, por lo que se utilizaran alternadamente tanto en singular como en plural.

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                                   ARTICULO 2
                                UNIDAD APROPIADA

SECCION 1

Los empleados cubiertos por este Convenio en lo sucesivo denominados "Empleados", seran todos los empleados no supervisores, incluyendo todos los empleados regulares, probatorios, mensajeros, u Oficinistas de Correo (certificada por la Junta Nacional en caso numero 24-RC-4380 de 9 de agosto de
1971) y todos aquellos puestos que hayan sido incluidos en la Unidad Apropiada por la Junta de Relaciones del Trabajo desde esa fecha; y todos los empleados incluidos en la Certificacion de la Junta de Relaciones del Trabajo (caso numero P-96-1D-96-1257) fechada el 10 de julio de 1996: Oficinistas Administrativos, Asistentes Administrativos, Recepcionistas Ejecutivas, Depurador de Documentos, Asistente Documentacion, Oficinista de Tarjeta de Llamadas, Coordinador de Materiales, Verificador de Facturas, Bibliotecario Centro de Datos y Analistas de Transportacion. Excluyendo todos los Ejecutivos, Oficiales, Administradores, Supervisores, Directores de Departamento, Gerentes, Jefes de Divisiones, Secciones, Zonas, Distritos y Sub-Divisiones Geograficas, Guardianes, Empleados de otras Unidades Apropiadas, todo personal con capacidad para emplear, despedir, ascender, disciplinar o de otra manera variar el status de empleados o hacer recomendaciones al efecto, empleados de oficina intimamente ligados a la gerencia, empleados confidenciales incluyendo Secretarias de los Oficiales, Ejecutivos, Administradores, Directores del Departamento, Gerentes, todos los empleados de Asuntos Laborales y del Empleado, Vendedores a Comision, Oficinistas de Nomina, Empleados del Departamento de Asuntos al Cliente, Recepcionistas Ejecutivas de la Oficina del Presidente, Oficinistas Administrativas de la Oficina del Vicepresidente de Operaciones, Asistentes Administrativos de la Oficina del Vicepresidente de Planificacion de la Red e Ingenieria, de la Oficina del Vicepresidente de Servicios de Negocios, de la Oficina de Operaciones de Tesoreria, del Departamento de Seguridad Corporativa y cualesquiera otros puestos cuyas funciones conllevan responsabilidades iguales a puestos excluidos en la Unidad Contratante y los Supervisores segun los define la Ley.

SECCION 2

Los titulos arriba mencionados no limitaran la exclusion en el futuro de plazas cuyas funciones conlleven responsabilidades iguales a las arriba excluidas, inclusive las que tengan funciones de naturaleza confidencial, segun estas han sido definidas bajo la jurisprudencia laboral.

SECCION 3

La Compania enviara a la Union, en o antes de los siguientes sesenta (60) dias de cada ano de vigencia de este Convenio, un listado de todas las plazas por niveles, incluidas en esta unidad apropiada, con los nombres de los incumbentes, fechas de ingreso, direccion postal y su salario actual.

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                                   ARTICULO 3
                             DERECHOS DE LA GERENCIA

SECCION 1

La Union reconoce que la administracion de la Compania y direccion de la fuerza obrera son prerrogativas exclusivas de la Compania. Por lo tanto, salvo como expresamente se limita por los terminos de este Convenio, la Compania retiene y retendra el control exclusivo de todos los asuntos concernientes a la operacion, manejo y administracion de su negocio incluyendo, pero sin que esto se interprete como una limitacion, la administracion y manejo de sus departamentos y operaciones, la organizacion y metodos de trabajo, los procesos, metodos y procedimientos para rendir el servicio, la determinacion del equipo, piezas, partes y servicios a ser comprados, la asignacion de horas de trabajo, la direccion del personal, el derecho de emplear, clasificar, reclasificar, transferir y disciplinar empleados, y todas las funciones inherentes a la administracion y/o manejo del negocio.

SECCION 2

Si cualquier empleado entiende que se le ha tratado discriminatoria, arbitraria
o injustamente de acuerdo con los terminos de este contrato o cualquier disposicion de este contrato se ha violado por cualquier accion que tome la Compania a virtud de la seccion anterior, tal alegacion sera sometida por la Union o por el empleado al Procedimiento de Querellas establecido en este Convenio.

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                                   ARTICULO 4
                                 TALLER UNIONADO

SECCION 1

Todo empleado cubierto por este Convenio que a la fecha de firmarse el mismo sea miembro de la Union, vendra obligado como condicion de empleo a mantenerse como miembro de la Union y, en caso de personal nuevo, este vendra obligado como condicion de empleo a ingresar a la Union a los treinta (30) dias subsiguientes de estar trabajando para la Compania, y en ambos casos a pagar cuotas a la Union durante la vigencia de este Convenio.

SECCION 2

La Compania, a requerimiento escrito de la Union, despedira o suspendera de su empleo a todo empleado que no se afilie o deje de mantenerse afiliado como miembro bonafide de la Union. Dicho requerimiento escrito debera ser notificado a la Compania por correo certificado y con copia al empleado afectado por correo certificado.

SECCION 3

La Compania fijara copia de esta clausula en sitios visibles en sus diferentes departamentos en la Isla de Puerto Rico, para conocimiento del personal.

SECCION 4

En caso de que un organismo competente determine que la separacion a que se refiere la Seccion 2 de este articulo fue injustificada o ilegal, la Union sera la unica responsable por todos los danos ocasionados por dicho despido, y la Union salvaguardara a la Compania y le reembolsara cualquier gasto o desembolso en que la Compania pueda incurrir como consecuencia de dicho despido.

SECCION 5

La Compania y la Union acuerdan que la Union tendra la oportunidad de reunirse durante treinta (30) minutos con los empleados recien contratados, como parte del proceso general de orientacion, con el proposito de brindarles informacion acerca de la Union y del Convenio Colectivo. El tiempo invertido durante el turno regular de trabajo de cada empleado orientado se pagara como tiempo trabajado. Esta orientacion se llevara a cabo durante los subsiguientes quince
(15) dias desde el ingreso del empleado unionado o desde que la Compania notifica el ingreso, lo que fuere mayor.

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                                   ARTICULO 5
                               DESCUENTO DE CUOTAS

                                    SECCION 1

Durante la vigencia de este Convenio Colectivo, la Compania se obliga a deducir automaticamente del sueldo o salario que devengan todos los empleados cubiertos por la definicion de la unidad contratante, el importe de la cuota de iniciacion, la cuota regular y/o cualquier cuota especial uniforme que la Union fije a sus miembros despues de recibirse la autorizacion escrita del empleado. La autorizacion de la cuota regular sera por un termino minimo de un (1) ano y prorrogada ano tras ano, mientras el empleado ocupe un puesto dentro de la unidad contratante. Esta autorizacion sera irrevocable por el periodo de un (1) ano desde la fecha de autorizacion. La Union notificara por escrito a la Compania respecto a las cuotas a descontarse a los empleados cubiertos por este Convenio. La Union cumplira con todos los procedimientos y leyes aplicables con anterioridad a la fijacion de dichas cuotas y el monto de dichos descuentos sera depositado en un termino que no exceda de cinco (5) dias calendarios, luego de hacer el descuento bisemanal mediante deposito directo a la cuenta bancaria de la UIET, disponiendose que la Compania hara todo lo posible para hacer el deposito el proximo dia laborable.

SECCION 2

a) La Compania entregara al Tesorero de la Union o al Oficial designado por esta, previa prestacion de la fianza requerida por ley, el documento que evidencie el deposito del importe de las cuotas correspondientes durante los diez (10) dias calendario siguientes de efectuarse el pago de cada dos (2) semanas excepto que medien circunstancias extraordinarias en cuyo caso el termino no excedera de diez (10) dias adicionales. La Compania enviara a la Union una relacion cada dos (2) semanas con los nombres de los empleados a quienes se les ha hecho dichos descuentos, conteniendo ademas el importe individual y total de los mismos. La Compania descontara la cuota de iniciacion en la cantidad y plazos que certifique la Union a todo empleado que ingrese a la Union, despues de recibirse la autorizacion escrita del empleado.

b) La Compania no hara remesa de cuotas hasta que la Union le muestre que el Tesorero o el Oficial designado ha prestado la fianza requerida por ley.

c) En todos los casos de suspension o despido en que un arbitro, tribunal u organismo administrativo determinare que la suspension del empleado o el despido no estuvo justificado y ordenare la reposicion del empleado con los salarios dejados de percibir total o parcialmente en los casos de despido, u ordenare el pago total o parcial de los salarios dejados de percibir durante la suspension, la Compania debera descontar de dicha paga el total de las cuotas de la Union dejadas de pagar por el empleado durante el tiempo que estuvo despedido o suspendido, segun fuere el caso y remitir su importe a la Union de conformidad con este articulo.

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d)       Las partes acuerdan, ademas, que en aquellos casos de suspension o despidos que fueren transigidos y medie como parte del acuerdo el pago total o parcial de salarios dejados de percibir por el empleado, la Compania debera tambien descontar de dicha paga el total de cuotas de la Union dejadas de pagar por el empleado durante el tiempo en que estuvo despedido o suspendido y remitir su importe a la Union en los terminos antes expresados.

e) En cuanto al descuento de cuotas a que se hace referencia en los parrafos c) y d) de esta seccion, sera obligacion de la Union notificar a la Compania oportunamente el importe total de cuotas a ser descontado al empleado.

SECCION 3

En caso de que cualquier organismo competente determine que cualquier cuota ha sido ilegalmente fijada o deducida, la Union relevara a la Compania de toda responsabilidad y la indemnizara y realizara directamente cualquier reembolso ordenado por dicho organismo.

SECCION 4

Durante la vigencia de este Convenio Colectivo la Compania mensualmente le enviara a la Union un informe sobre los empleados que estan acogidos a cualesquiera de las licencias establecidas en este Convenio Colectivo, cuya duracion sea de treinta (30) dias calendario o mas, debiendo dicho informe expresar el nombre del empleado y su numero, la plaza que ocupa, el departamento, el centro de trabajo, la licencia a la cual esta acogido y hasta donde sea posible, la duracion de la licencia expresando la posible fecha de regreso.

SECCION 5

Durante la vigencia de este Convenio, la Compania debera descontar la cuota de la Union en todos aquellos casos en que un empleado de la unidad apropiada se encuentre acogido o disfrutando de los beneficios de cualesquiera de las licencias con paga reconocidas en el Convenio, excepto bajo la Licencia de Enfermedad Prolongada (Ley 139), y remitir su importe segun los terminos antes expresados, disponiendose que en aquellos casos bajo la Ley 139 (SINOT) la Compania, una vez que el empleado se reintegre a su trabajo, debera descontar las cuotas de la Union dejadas de pagar por el empleado durante dicha licencia y remitir su importe a la Union en los terminos expresados en este articulo. El total de dichos descuentos se hara en los primeros tres periodos de paga.

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                                   ARTICULO 6
                             COOPERACION DE LA UNION

La Union, asi como sus miembros, acuerdan promover, en todo momento y en lo mas plenamente posible, un buen servicio y una operacion eficiente. La Union y sus miembros tambien acuerdan con la Compania producirle en cada jornada diaria de trabajo una maxima produccion.

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                                   ARTICULO 7
                                LA PRODUCTIVIDAD

La Union y la Compania reconocen que se debe aumentar la productividad para enfrentar la competencia en los servicios de telecomunicaciones.

A esos efectos, la Union acuerda que los empleados unionados se comprometeran a rendir el maximo de su productividad, asistencia, puntualidad, eficiencia, efectividad con orden y disciplina. Todo ello de acuerdo al Articulo 6, Cooperacion de la Union.

LA COMPANIA HARA TODO EL ESFUERZO POSIBLE PARA PROVEER LOS MEDIOS Y RECURSOS NECESARIOS PARA QUE LOS EMPLEADOS PUEDAN LOGRAR LOS OBJETIVOS DE PRODUCTIVIDAD ESTABLECIDOS.

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                                   ARTICULO 8
                              DELEGADOS DE LA UNION

SECCION 1

Los delegados y los subdelegados, en sustitucion de aquellos, representaran a la Union en el proceso de administrar el Convenio Colectivo ante la Compania.

Los delegados orientaran a los empleados cubiertos por este Convenio Colectivo sobre sus responsabilidades y derechos; asimismo velaran y tendran facultad de asistir a sus companeros de trabajo cuando estos tengan una queja o querella o cuando su presencia sea requerida por cualquier jefe o supervisor.

SECCION 2

Los delegados de la Union estaran limitados a atender las querellas y asuntos relacionados con la aplicacion del Convenio Colectivo en su area de trabajo.

SECCION 3

Ningun delegado podra intervenir en otro departamento o area que no sea para la cual haya sido designado, a excepcion de aquellas areas de trabajo o departamentos en donde no haya un delegado nombrado, en cuyo caso el delegado de otro departamento cercano podra actuar como delegado en propiedad en esa otra unidad operacional o departamento, siempre y cuando este sea previamente autorizado por escrito por el Presidente de la Union o su representante autorizado.

La Union tendra derecho a nombrar subdelegados o delegados suplentes que actuaran solo en ausencia del delegado en propiedad.

SECCION 4

El delegado utilizara el tiempo adecuadamente para la mas rapida solucion de querellas. Cuando sea necesario para un delegado de la Union atender una querella o asunto relacionado debera:

a. Notificar a su supervisor inmediato con tiempo razonable para desatender su trabajo regular y atender la querella o asunto relacionado.

b. Los delegados recibiran paga hasta un maximo de dos (2) horas por cada querella. Cuando a un delegado le sea requerido por la Gerencia atender algun asunto especifico relacionado con el Convenio Colectivo, el tiempo dedicado por este a la atencion de dicho asunto, no le sera descontado de su sueldo. Disponiendose, que el tiempo de reunion podra ser limitado por la Gerencia.

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La Union se compromete a cumplir y a promover el fiel cumplimiento de este articulo de forma tal que el tiempo solicitado por el delegado se utilice exclusivamente para los propositos antes mencionados.

La Compania, por su parte podra tomar las acciones y medidas que estime necesarias y pertinentes de forma tal que se de fiel cumplimiento a las disposiciones de este articulo, inclusive para que el tiempo solicitado por un delegado se utilice exclusivamente para los propositos antes expresados.

c. Regresar a su trabajo al terminar de atender el asunto si no ha pasado su horario de trabajo.

d. Las reuniones entre el delegado y el empleado que requiera sus servicios, a tenor con este Convenio, se haran en las inmediaciones del area de trabajo del empleado.

e. Cuando fuese necesario que un delegado sostenga una conversacion privada con un empleado en tiempo con o sin paga por la Compania para procesar una querella o para atender un asunto relacionado con la aplicacion del Convenio Colectivo de acuerdo con el Procedimiento para Querellas, debera obtener autorizacion expresa del supervisor.

f. La Compania acuerda proveerle a la Union facilidades adecuadas en cada lugar de trabajo donde existan las mismas y que esten disponibles con el proposito de que sus funcionarios, delegados o agentes puedan celebrar reuniones relacionadas con quejas o agravios del area o departamento concernido.

SECCION 5

Cuando la Compania amplie sus servicios creando unidades adicionales y aumente el personal sustancialmente en los servicios adicionales, las partes, previo acuerdo, convendran la designacion de los delegados que correspondan.

SECCION 6

El delegado representara a los empleados cubiertos por este Convenio Colectivo cuando el empleado asi lo requiera en las distintas etapas del procedimiento para querellas pudiendo el Presidente de la Union o cualquier miembro de la Junta de Directores participar en dicha representacion.

SECCION 7

La Compania no reconocera ningun delegado hasta tanto el Presidente o el Vicepresidente de la Union lo haya informado por escrito al Director de Asuntos Laborales y del Empleado y este haya recibido su designacion.

Los delegados tendran que ser empleados regulares de la Compania.

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SECCION 8

Las partes se pondran de acuerdo en cuanto al horario, numero y sitio en donde los delegados actuaran. Disponiendose, que no habra mas de un delegado y un subdelegado en funciones por cada unidad operacional de la Compania, a excepcion del Departamento de Trafico en cuyos centros se podran nombrar los delegados y subdelegados necesarios para asegurar que los empleados esten debidamente representados.

SECCION 9

El Presidente de la Union o el Vicepresidente podra nombrar Delegados Generales, de conformidad con la seccion 7 anterior y estos, recibiran el mismo trato, respeto y cortesia que se debe brindar a los Oficiales de la Union.

Los Delegados Generales seran nombrados para representar y sustituir a los Oficiales de la Union y cuando visiten el taller o area especifica para la cual han sido nombrados tendran todas las prerrogativas que tienen los Oficiales de la Union. Los Delegados Generales deberan cumplir con lo dispuesto en la Seccion 4 de este articulo.

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                                   ARTICULO 9
                        VISITAS DE OFICIALES DE LA UNION

SECCION 1

El Presidente de la Union, los miembros de la Junta de Directores y los miembros del Comite de Elecciones, tendran acceso a las dependencias de la Compania durante las horas laborables, con el proposito de resolver querellas, investigar condiciones de trabajo y verificar el cumplimiento de este Convenio Colectivo. Disponiendose que los miembros del Comite de Elecciones, durante periodos de elecciones internas de la Union, tendran acceso a las dependencias de la Compania con el unico proposito de administrar y coordinar dichas elecciones. Se acuerda ademas, que los miembros del Comite de Disciplina de la Union tendran acceso a las dependencias de la Compania durante horas laborables, con el unico proposito de llevar a cabo las funciones pertinentes a dicho Comite, disponiendose que se dara notificacion previa, por escrito, de no menos de 24 horas, al Director de Asuntos Laborales y del Empleado.

SECCION 2

Al llegar al area a visitar, el Presidente, miembros de la Junta de Directores, miembros del Comite de Elecciones, o miembros del Comite de Disciplina, se identificara e informara el proposito de su visita y se personara ante el Oficial de la Compania a quien va a visitar o al representante que este designe.

SECCION 3

El Presidente de la Union podra nombrar agentes o representantes para llevar a cabo cualquiera de las funciones de dicha Junta. La Compania no reconocera como tal a un agente o representante nombrado hasta tanto el Presidente de la Union haya notificado por escrito al Director de Asuntos Laborales y del Empleado su designacion como tal, incluyendo una descripcion de los asuntos que dicho agente
o representante estara autorizado a manejar a nombre de la Union.

Los representantes o agentes que nombre el Presidente de la Union seran reconocidos por la Compania y estos recibiran el mismo trato, respeto y cortesia que se debe brindar a los Oficiales de la Union, disponiendose que estos agentes
o representantes tendran acceso a las dependencias de la Compania con el proposito de atender los asuntos autorizados a manejar a nombre de la Union. Al llegar el agente(s) o representante(s) se identificara e informara el proposito de su visita y se personara ante el Oficial de la Compania a quien va a visitar
o al representante que este designe.

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                                   ARTICULO 10
                            ACTIVIDADES DEL PERSONAL

SECCION 1

La Compania y la Union convienen que no se permitira a los empleados o representantes de la Union a hacer propaganda o actividad gremial de indole alguna durante sus horas de trabajo dentro o fuera de las propiedades de la Compania, excepto aquellas expresamente contenidas en este Convenio Colectivo.

SECCION 2

No se permitira propaganda o actividad gremial de indole alguna dentro de las propiedades de la Compania por parte de los empleados, los delegados y oficiales de la Union durante su tiempo libre, si al asi hacerlo ello ocasiona cualesquiera una o mas de las siguientes condiciones:

         a. Interrumpa o distraiga la labor del personal que este trabajando.

         b.       Constituya un estorbo o perjuicio para la Compania.

         c.       Ocasione un estado de desorden o violencia.

SECCION 3

La Compania y la Union convienen en que las horas laborables son para que cada empleado las dedique a su trabajo para la Compania y por lo tanto, no es permisible dedicar tiempo laborable a asuntos extranos al trabajo como por ejemplo discusiones sobre deportes, politica, religion, ventas y/o actividades personales, etc. Tampoco tales actividades son permisibles en el tiempo libre del empleado pero dentro de las propiedades de la Compania si ello ocasiona cualesquiera una o mas de las condiciones en los incisos a, b y c de la precedente seccion.

SECCION 4

Ningun empleado tendra acceso a los edificios o propiedades de la Compania sin previa autorizacion expresa del supervisor del sitio o del Director de Asuntos Laborales y del Empleado, excepto al sitio regular de trabajo y en su horario de trabajo. En caso de recibir tal autorizacion, el empleado estara acompanado en todo momento por dicho supervisor o por la persona que este designe a menos que el supervisor o la persona designada por el determine, a su discrecion, que no es necesario acompanarlo y asi se lo comunique verbalmente al empleado visitante. Bajo ninguna circunstancia estara autorizado el empleado a penetrar en propiedad de la Compania si no hay un supervisor, o la persona que este designe, disponible para acompanarlo.

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                                   ARTICULO 11
              PUBLICACION, ADJUDICACION DE PLAZAS Y NOMBRAMIENTOS,
                              ASCENSOS Y TRASLADOS

                                    SECCION 1

La Compania publicara EN SUS RESPECTIVOS TABLONES DE EDICTOS Y EN LUGARES VISIBLES Y ACCESIBLES QUE PERMITA SU MAS AMPLIA DIVULGACION en todos los centros de trabajo, las plazas de nueva creacion, vacantes o que pudiesen quedar vacantes en un futuro cercano, que correspondan a la unidad contratante que vayan a cubrirse, especificando los requisitos para las mismas. La publicacion de las plazas se hara por un termino no menor de cinco (5) dias laborables. La Compania enviara a la Union una copia de dicha publicacion. Una plaza asi publicada no se cancelara sin notificarle a la Union las razones para su cancelacion.

SECCION 2

Cualquier empleado regular que reuna los requisitos de una plaza publicada, podra solicitar la misma sometiendo la correspondiente peticion, en el formulario que suministre la Compania, dentro del termino fijado en la publicacion, al Departamento de Reclutamiento, con acuse de recibo. Disponiendose que aquellos empleados que trabajen fuera de los edificios de Plaza Telefonica (Roosevelt 1500, 1513 y 1515) contaran con un termino de dos
(2) dias laborables adicionales despues del cierre de la publicacion.

SECCION 3

La Compania solo considerara aquellos empleados que reunan los requisitos, que hayan radicado sus peticiones dentro del periodo fijado en la publicacion, y que puedan desempenar las funciones de la plaza inmediatamente que se le adjudique;
o de estar disfrutando de sus vacaciones, al concluir las mismas; o de estar acogido a los beneficios del Fondo del Seguro del Estado o en uso de licencia por enfermedad, a los treinta (30) dias que se le adjudique.

SECCION 4

Toda plaza vacante o de nueva creacion se adjudicara al empleado que cualifique segun lo dispuesto en la Seccion 6 de este articulo dentro del orden de prioridad siguiente, excepto en el caso de ascenso o traslado de una clasificacion a otra, donde la antiguedad no sera criterio determinante para adjudicar la plaza:

a.                Empleados que se vayan a afectar por reducciones de personal.

b. Empleados que hubiesen sufrido una enfermedad o accidente ocupacional que les impida realizar las funciones esenciales que realizaban en sus plazas antes de dicha enfermedad o accidente. Esta prioridad no tendra el alcance de prorrogar el termino de

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         tiempo provisto por ley dentro del cual un empleado reserva su tenencia de empleo a partir del accidente o enfermedad ocupacional.

c. Empleados que hubiesen sufrido una enfermedad o accidente no-ocupacional que les impida realizar las funciones esenciales que realizaban en sus plazas antes de dicha enfermedad o accidente. Esta prioridad no tendra el alcance de prorrogar el termino de tiempo provisto por ley dentro del cual un empleado reserva su tenencia de empleo a partir del accidente o enfermedad no-ocupacional.

d. Empleados que soliciten traslado dentro de su misma clasificacion ocupacional.

e.                Empleados que soliciten ascenso.

f. Empleados que soliciten traslado lateral o movimiento lateral (cambio de una clasificacion a otra con un mismo grado salarial).

g.                Empleados que soliciten descenso.

h. Ex-empleados que la Compania hubiese cesanteado dentro de los doce (12) meses anteriores por razon de escasez o reduccion de trabajo.

SECCION 5

Para efectos de este Convenio, ningun empleado regular o de nuevo nombramiento podra solicitar un movimiento en traslado, traslado lateral y descenso, hasta pasado dieciocho (18) meses desde la fecha en que se hizo efectiva la adjudicacion del puesto que actualmente ocupa o hasta que haya llegado al maximo de la progresion existente para su clasificacion ocupacional actual lo que ocurran primero.

SECCION 6

En aquellos casos en que la adjudicacion de una plaza vacante o de nueva creacion represente un ascenso o traslado lateral para el empleado solicitante, la plaza se adjudicara entre los candidatos que llenen los requisitos a tenor con los siguientes factores: antiguedad; criterios de evaluacion, conforme al formulario evaluativo de trabajo de los ultimos dos (2) anos; record disciplinario de los ultimos dos (2) anos; HISTORIAL DE ASISTENCIA DE LOS ULTIMOS DOS (2) ANOS; experiencia relacionada y adiestramientos. La antiguedad prevalecera sobre los otros factores de resultar estos iguales entre los empleados a considerarse para cubrir las plazas nuevas o vacantes.

                     SECCION 7 - Traslado - Traslado Lateral

         a. Para los efectos de este Convenio se entendera por nombramiento en traslado, cualquier cambio permanente de un departamento a otro, de un centro de trabajo a otro, o de un municipio a otro, siempre que el empleado continue en su misma clasificacion ocupacional.

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         b.       Para los efectos de este Convenio se entendera por
                  nombramiento en traslado o movimiento lateral cualquier cambio de una clasificacion a otra con un mismo grado salarial. Ningun empleado podra solicitar movimiento lateral hasta despues de cumplidos dieciocho (18) meses en una plaza y debera permanecer en dicha plaza un minimo de dieciocho (18) meses luego de dicho movimiento. En un movimiento lateral el empleado en su nueva clasificacion cumplira con los mismos requisitos dispuestos para los casos de ascenso en la Seccion 6 de este Articulo.

         Para fines de este Articulo exclusivamente, cada una de las siguientes areas del municipio de San Juan sera considerada como un municipio:

         -        San Juan - Santurce - Isla Verde

         -        Hato Rey - Rio Piedras

         -        Pueblo Viejo

         Tambien, para fines de este Articulo exclusivamente, el area de Levittown se incluira en el municipio de Catano.

c.                Habra dos (2) tipos de traslados:

         1. Traslados por peticion formal del empleado, que es aquel que se produce al complementar una peticion escrita, a traves del Departamento de Reclutamiento.

         2. Traslados cuando la Compania lo determine por necesidad del servicio. El empleado podra, despues de efectuado este tipo de traslado, cuestionario a traves del Procedimiento de Querellas.

         Salvo en casos donde ocurran hechos fuera del control de la Compania y/o se pueda afectar adversamente el servicio, el empleado sera ubicado en la posicion de traslado dentro de un periodo que no excedera de treinta (30) dias a partir de la fecha en que el Departamento de Reclutamiento le adjudique la misma.

         Cuando la Compania interese trasladar a un empleado por necesidades del servicio, notificara al empleado y a la Union con treinta (30) dias de anticipacion, excepto que medien circunstancias extraordinarias, en cuyo caso se notificara con diez (10) dias de anticipacion. En casos de rinas o conflictos entre empleados que puedan afectar la paz o el funcionamiento normal en el Centro de Trabajo, de considerarse necesario, se podra efectuar un traslado del empleado hasta tanto se realice una investigacion sobre el asunto, sin cumplir con los terminos que aqui se establecen.

         En el caso de que surja la necesidad de cubrir la plaza que dejo vacante, el empleado trasladado por necesidad del servicio dentro de los siguientes ciento ochenta (180) dias de efectuado el traslado, este, el empleado trasladado, tendra prioridad para regresar a dicha

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plaza. Pasados los ciento ochenta (180) dias la plaza, se llenara siguiendo el proceso establecido en este Articulo.

         La Compania reconocera el derecho de permuta entre los empleados, siempre que la Compania determine, a su entera discrecion, que existen igualdad de circunstancias, categoria, capacidad, eficiencia y habilidad. En caso de permuta, los gastos ocasionados por el traslado seran por cuenta de los empleados.

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         La Compania no utilizara su discrecion de forma caprichosa, arbitraria,
         o discriminatoria para autorizar la permuta solicitada.

         El traslado no se utilizara caprichosa, arbitrariamente o como medida disciplinaria o discriminatoria.

SECCION 8 - ASCENSOS

a. Para efectos de este Convenio, se entendera por ascenso, el movimiento de un empleado de una posicion a otra, que ostente un grado salarial superior y aquellos cambios desde una posicion cuyo nivel maximo de serie sea inferior al nivel maximo de la nueva posicion.

b. En los ascensos se le dara prioridad a los empleados de la Compania que hayan solicitado ascenso y que cualifiquen para el mismo, conforme lo dispuesto en este Articulo, Seccion 6. La antiguedad prevalecera sobre los otros factores, de resultar estos iguales entre los empleados a considerar para cubrir las plazas en ascenso. Cuando un empleado cambie de centro de trabajo por motivo de un ascenso solicitado por el, no podra solicitar cambio de posicion fuera de su nuevo centro de trabajo hasta que haya transcurrido veinticuatro (24) meses desde el ascenso.

c. Todo empleado ascendido estara sujeto a un periodo de prueba de dos (2) meses durante el cual tendra que demostrar tener habilidad, conocimiento, destrezas y la eficiencia que a juicio de la Compania se requiera en la nueva plaza. En los casos de ascensos que requieren adiestramiento especial, dicho periodo de adiestramiento no formara parte de este periodo de prueba.

d. En el caso de que un empleado sea ascendido, la Compania pagara a este el salario correspondiente a la nueva posicion tan pronto comience a ocupar la misma.

e. De no aprobar satisfactoriamente su periodo probatorio, el empleado volvera a su posicion anterior con el salario que le hubiere correspondido de haber continuado en la posicion anterior. La Compania reintegrara a su anterior posicion y sueldo a los empleados que hubieran sido ascendidos como resultado de las vacantes que hubiera provocado el ascenso de dicho empleado. Si como resultado de dicho ascenso, se hubiese reclutado un empleado nuevo, la Compania quedara en libertad de separar a dicho nuevo empleado y la Union no radicara queja alguna bajo el Procedimiento de Quejas y Agravios.

f. Salvo en casos donde ocurran hechos fuera del control de la Compania y/o se pueda afectar adversamente el servicio, el empleado sera ubicado en la posicion en ascenso dentro de un periodo que no excedera de treinta (30) dias a partir de la fecha en que el Departamento de Reclutamiento le adjudique la misma.

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g.                La promocion a un nivel superior dentro de la misma
         clasificacion no se considerara un ascenso. Estas promociones se haran conforme a los requisitos establecidos por la Compania en la hoja de deberes.

SECCION 9 - DESCENSO

Para los efectos de este Convenio se entendera por descenso cualquier cambio de un empleado de una posicion a otra posicion con un grado salarial inferior, o aquellos cambios desde una posicion cuyo nivel maximo de serie sea superior al nivel maximo de serie de la nueva posicion, o hacia otra posicion en la cual el empleado tenga que comenzar en un nivel mas bajo que el que ostenta, aun cuando el nivel maximo de la nueva plaza sea igual al que ostentaba al momento del cambio. Ningun empleado podra solicitar descenso hasta despues de cumplidos dieciocho (18) meses en una plaza y debera permanecer en dicha plaza un minimo de dieciocho (18) meses luego de dicho descenso.

En aquellos casos en que a un empleado por solicitud suya se le adjudique una plaza de inferior nivel, o sea que represente un descenso, su salario le sera ajustado a la plaza de nivel inferior.

SECCION 10 - Disposiciones Generales

Nada de lo anteriormente dispuesto en este articulo tendra el alcance de limitar la facultad de la Compania de trasladar empleados por necesidades del servicio ni el derecho de la Compania a reclutar personal externo para aquellas plazas que no hayan sido cubiertas mediante reclutamiento interno de acuerdo con este Convenio Colectivo.

SECCION 11

Dentro de los diez (10) dias laborables siguientes de haberse adjudicado una plaza vacante o de nueva creacion, la Compania debera notificar a la Union, por correo certificado con acuse de recibo, con copia de la determinacion e indicando la plaza que se adjudico, el numero de la requisicion de la plaza y el nombre y numero de empleado de la persona con la que se cubrio la misma y los criterios por la cual se le adjudico. Tambien se le notificara una lista con el nombre de todos los empleados que compitieron con los correspondientes niveles salariales.

SECCION 12

La Compania enviara a los empleados que aparecen en el registro de elegibles, por correo ordinario, a la ultima direccion postal conocida, copia de toda publicacion de plaza vacante o de nueva creacion, a los fines de que estos empleados regulares cesanteados puedan solicitar la misma dentro del termino establecido en este articulo. Copia de dicha comunicacion se le enviara tambien a la Union.

SECCION 13

La Compania enviara a la Union copia de toda peticion de cambio, fuera de la Unidad Apropiada, que solicite cualquier empleado de esta unidad contratante.

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                                   ARTICULO 12
                               PERIODO PROBATORIO

SECCION 1

Todo aspirante a ingreso como empleado debera haber aprobado primeramente aquellos examenes, escritos o de evaluacion que requiera la Compania.

                                    SECCION 2

Los empleados incluidos en la Unidad Apropiada se clasifican como empleados regulares, empleados probatorios y empleados de tarea parcial "part timers". Los empleados de tarea parcial "part timers" podran continuar trabajando en las funciones de trafico o cualquier otro centro de llamadas a traves de las areas geograficas en que esta organizada la Compania. Las partes acuerdan que cuando un empleado de jornada regular de ocho (8) horas se traslade fuera del area de Trafico, la vacante que este deje podra ser cubierta con un empleado de tarea parcial, "part timer", si fuere necesario.

La implantacion de la medida anterior sera en forma prospectiva y la operacion de Trafico nunca tendra mas del cincuenta (50%) porciento de la fuerza laboral a jornada media. Este proceso se implantara gradualmente.

Para fines de este articulo, habra dos (2) tipos de empleados de Tarea Parcial, "part timers":

         I. Aquellos empleados de jornada media que trabajan en los Centros de Llamadas de Trafico (Servicios de Larga Distancia y Servicios de Informacion), cuya jornada de trabajo es de no menos de 20 horas semanales y no mas de 39 horas semanales.

         II. Aquellos empleados de jornada parcial que trabajan en los Centros de Llamadas de Reparaciones, Llamadas a Representantes de Servicios u otros Centros de Llamadas, con excepcion de Trafico, que son aquellos que trabajaran despues de las 5:00 PM y fines de semana en una jornada de trabajo no menos de 20 horas semanales y no mayor de 30 horas semanales.

DISPONIENDOSE QUE, CUANDO UN EMPLEADO DE TAREA PARCIAL TRABAJE 2,030 HORAS EN UN PERIODO DE UN (1) ANO, LA COMPANIA PODRA CONSIDERAR CAMBIAR LA JORNADA DE PARCIAL A JORNADA REGULAR.

SECCION 3

SERA CONDICION PARA NOMBRAMIENTO REGULAR QUE EL EMPLEADO HAYA TRABAJADO A SATISFACCION DE LA COMPANIA POR UN PERIODO PROBATORIO DE NOVENTA (90) DIAS. EL PERIODO DE ADIESTRAMIENTO PARA LOS EMPLEADOS PROBATORIOS EN LOS CENTROS DE ADIESTRAMIENTO, RECONOCIDOS POR LA COMPANIA, NO FORMARA PARTE DEL PERIODO PROBATORIO SI NO EXCEDE DE

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TREINTA (30) DIAS CONSECUTIVOS. SIN EMBARGO, EL PERIODO PROBATORIO DE CADA
EMPLEADO COMENZARA A CONTARSE TAN PRONTO COMO LA COMPANIA LO ASIGNE A REALIZAR LABORES REGULARES FUERA DE LOS CENTROS DE ADIESTRAMIENTO. LA COMPANIA PODRA DESTACAR AL EMPLEADO PROBATORIO EN UN TALLER DE TRABAJO POR UN TIEMPO DE ESPERA DEL COMIENZO DEL ADIESTRAMIENTO, SIEMPRE QUE DICHO TIEMPO NO EXCEDA DE QUINCE
(15) DIAS. SIN EMBARGO, ESTE TIEMPO DE ESPERA INICIAL HASTA EL MAXIMO DE QUINCE
(15) DIAS, FORMARA PARTE DEL COMPUTO DE LOS NOVENTA (90) DIAS FIJADOS PARA SU PERIODO PROBATORIO. UNA VEZ LA COMPANIA REASIGNE A ESTE TRABAJADOR A REALIZAR LABORES EN UN TALLER DE TRABAJO, CUALQUIER OTRO TIEMPO DE ADIESTRAMIENTO SE CONTARA PARA COMPLETAR SU PERIODO PROBATORIO.

SECCION 4

Todo empleado durante su periodo probatorio debera ser evaluado mensualmente en cuanto, entre otros factores, su capacidad de asimilar adiestramiento, su productividad, su eficiencia, su puntualidad, su asistencia al trabajo, sus habitos, actitudes y comportamiento general. La Compania le entregara al empleado una copia de cada evaluacion mensual, salvo que el empleado haya abandonado el servicio y no este disponible.

SECCION 5

Todo empleado que aprobare satisfactoriamente el periodo probatorio sera nombrado como empleado regular mediante notificacion oficial al empleado.

SECCION 6

Todo empleado probatorio de nuevo ingreso tendra que someterse a aquellos examenes medicos que requiera la Compania y el resultado de dichos examenes medicos tendra que ser satisfactorio para la Compania, como condicion de empleo. Los costos, si alguno, de estos examenes seran sufragados por la Compania.

SECCION 7

A todo empleado que ingrese a la Compania por virtud de un traspaso, venta, fusion, expropiacion o arrendamiento le sera aplicable las disposiciones de este articulo.

SECCION 8

La Compania tiene derecho a ordenar o decretar el despido de cualquier empleado de nuevo ingreso que se encuentra en su periodo probatorio dentro de los terminos de la Seccion 3 sin que tal despido de lugar a querella alguna ante los organismos establecidos por este Convenio Colectivo para la resolucion de controversias y querellas.

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                                   ARTICULO 13
                                EXAMENES MEDICOS

SECCION 1

La Compania podra requerir a cualquier empleado regular que se someta a examenes medicos y de cualquier otro tipo de naturaleza medica. El costo, si alguno, de los mismos, sera sufragado por la Compania. Esta prerrogativa no podra ser utilizada de forma discriminatoria en contra de los miembros de la Union.

SECCION 2

La Compania compensara al empleado por el tiempo que tome el examen siempre que este sea realizado dentro de su jornada regular de trabajo.

SECCION 3

LA COMPANIA PODRA TOMAR LAS ACCIONES Y MEDIDAS QUE ESTIME NECESARIAS Y PERTINENTES PARA QUE SE DE UN USO CORRECTO A LOS BENEFICIOS DISPUESTOS EN LOS ARTICULOS 27 Y 28 DE ESTE CONVENIO. ASI, LA COMPANIA SE RESERVA EL DERECHO DE QUE UN MEDICO DE SU SELECCION, DEBIDAMENTE CUALIFICADO, DETERMINE SI EL EMPLEADO EN EFECTO ESTA INCAPACITADO. LA NOTIFICACION AL EMPLEADO SERA CON COPIA A LA UNION. PARA CONTINUAR RECIBIENDO EL BENEFICIO ECONOMICO DISPUESTO EN ESOS ARTICULOS, EL EMPLEADO DEBERA ASISTIR EN LA FECHA REQUERIDA A LOS EXAMENES Y PRUEBAS MEDICAS QUE ESTE MEDICO ORDENE.

SI EL MEDICO DETERMINA QUE ESTA CAPACITADO PARA TRABAJAR, LOS BENEFICIOS DE ESTE ARTICULO CESARAN Y EL EMPLEADO RECIBIRA LO QUE DISPONE SINOT O FSE, LO QUE SEA APLICABLE. SIN EMBARGO, EL PERIODO DE RETENCION DE EMPLEO SERA EL QUE DISPONE EL ARTICULO 27 Y 28, EL QUE APLIQUE.

SI EL EMPLEADO NO ESTA CONFORME CON LA DETERMINACION DEL MEDICO, LA UNION PODRA, DENTRO DE LOS CINCO (5) DIAS LABORABLES SIGUIENTES DEL EMPLEADO RECIBIR LA DETERMINACION, SOLICITAR POR ESCRITO A LA COMPANIA QUE DESEA SELECCIONAR DE MUTUO ACUERDO OTRO MEDICO DEBIDAMENTE CUALIFICADO PARA QUE EVALUE SI EL EMPLEADO ESTA CAPACITADO PARA TRABAJAR. LA UNION Y LA COMPANIA SOLICITARAN AL COLEGIO DE MEDICOS DE PUERTO RICO QUE LE SOMETA UNA LISTA DE CINCO (5) MEDICOS DEBIDAMENTE CUALIFICADOS EN LA ALEGADA CONDICION, DE LOS CUALES LAS PARTES ESCOGERAN UNO (1) MEDIANTE LA ELIMINACION DE DOS (2) POR CADA PARTE. SI EL COLEGIO NO ESTA EN DISPOSICION DE SUPLIR ESTA LISTA, LA COMPANIA Y LA UNION SOMETERAN TRES (3) NOMBRES CADA UNO DE MEDICOS DEBIDAMENTE CUALIFICADOS DADA LA ALEGADA CONDICION. TRES (3) DE ESOS NOMBRES SE ELIMINARAN AL AZAR Y DE LOS TRES (3) RESTANTES CADA PARTE ELIMINARA UNO (1), QUEDANDO EL TERCERO COMO ESCOGIDO. ESTE MEDICO DEBERA RENDIR SU DETERMINACION NO MAS TARDE DE 10 DIAS DE FINALIZADOS LOS EXAMENES Y PRUEBAS DE RIGOR, SI ALGUNA, LAS CUALES SE REALIZARAN CON TODA PRONTITUD Y EL EMPLEADO COLABORARA A CABALIDAD. LA DETERMINACION DE ESTE MEDICO SERA FINAL E

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INAPELABLE. EL COSTO DE ESTA EVALUACION MEDICA SERA PAGADO A PARTES IGUALES POR
LA COMPANIA Y LA UNION PARA LOS PRIMEROS DIEZ (10) EMPLEADOS EN EL ANO QUE SOLICITEN ESTA REVISION. CUALQUIER CASO ADICIONAL, EL COSTO TOTAL SERA ASUMIDO POR LA COMPANIA.

LA COMPANIA PODRA SOMETER EN EL ANO, PARA DETERMINAR SI ESTA CAPACITADO, A UN NUMERO DE EMPLEADOS NO MAYOR DEL EQUIVALENTE AL 10% DE LOS EMPLEADOS QUE SE ACOGIERON A LAS LICENCIAS BAJO LOS ARTICULOS 27 Y 28 EL ANO NATURAL INMEDIATAMENTE ANTERIOR. LA UNION SERA INFORMADA DEL TOTAL DE EMPLEADOS QUE SE ACOGIERON EN DICHO ANO.

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                                   ARTICULO 14
                                   ANTIGUEDAD

SECCION 1

Se entendera por antiguedad el tiempo total de servicio acreditado por la Compania a un empleado. Tiempo acreditado sera todo el tiempo de jornada regular que un empleado haya trabajado en forma continua para la Compania asi como todas las licencias con sueldo. Las licencias sin sueldo que se les concedan a los miembros de la Junta de Directores de la Union durante los terminos para los cuales hayan sido electos se les acreditaran a su antiguedad en la Compania.

SECCION 2

         Los derechos de antiguedad caducaran por cualquiera de las siguientes razones:

         a)       Renuncia

         b)       Despido

         c) Cesantia ("lay-off") por doce (12) meses consecutivos o al recibo de la compensacion provista en el Articulo 15, seccion 3 - Reduccion de Personal y Reempleo.

         d) Ausencia por enfermedad o accidente ocupacional en exceso de su licencia por enfermedad o accidente ocupacional.

         e) Ausencia por enfermedad o accidente no ocupacional en exceso del termino establecido en este Convenio o hasta que agote su licencia por enfermedad prolongada, lo que sea mayor.

         f) No aceptar una plaza disponible y para la cual califica, mientras se encuentre en la lista de empleo preferencial.

         g) Aceptar un puesto fuera de la unidad contratante, a menos que el empleado decida volver y/o la Compania decida devolverlo a su antigua posicion, dentro de los seis (6) meses siguientes a su salida de la unidad contratante.

SECCION 3

Los empleados probatorios no acumularan antiguedad hasta que hayan aprobado sus respectivos periodos probatorios, en cuyo caso la antiguedad se retrotraera a la fecha en que comenzaron sus respectivos periodos probatorios.

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                                   ARTICULO 15
                        REDUCCION DE PERSONAL Y REEMPLEO

SECCION 1

Cuando la Compania determine la necesidad de efectuar cesantias o traslados de personal por falta de trabajo suficiente o por razones de economia en determinadas clasificaciones de empleo preparara un plan de cesantias o traslados, segun fuera el caso y a tono con las disposiciones de este Convenio y le notificara por escrito por correo certificado o personalmente la cesantia o traslado a los empleados afectados y a la Union incluyendo en la notificacion copia del plan, con no menos de un (1) mes de anticipacion a la fecha en que habra de ser efectiva la cesantia o traslado, y tal reduccion se hara observando el siguiente orden:

         a.       Empleado probatorio en la clasificacion afectada

         b. Empleado regular por orden inverso de antiguedad en la clasificacion afectada

En casos de cesantias o traslados, los miembros de la Junta de Directores y los delegados tendran superantiguedad en su clasificacion.

La determinacion del numero de empleados que se necesitan para realizar una tarea es una funcion exclusivamente gerencial que no podra ser cuestionada a traves del procedimiento para querellas.

SECCION 2

a. En caso de que un empleado regular con por lo menos un (1) ano de antiguedad, este sujeto a cesantia ("lay-off"), este podra optar por desplazar ("bump") a otro empleado en una clasificacion lateral o inferior con menos antiguedad en la cual el desplazante este capacitado para realizar la labor inmediatamente o cualquier otra clasificacion en que el desplazante haya trabajado anteriormente y continue siendo capaz de realizar el trabajo inmediatamente.

b. Cualquier empleado regular, con por lo menos un (1) ano de antiguedad, que sea desplazado como resultado del procedimiento establecido en el parrafo a) que antecede, tendra igualmente derecho a desplazar mediante antiguedad siguiendo exactamente el procedimiento establecido en el parrafo anterior.

SECCION 3

Cualquier empleado regular que sea cesanteado ("laid-off") y que al momento de la cesantia tenga un (1) ano o mas, tendra derecho a una compensacion equivalente a tres (3) semanas mas una (1) semana por cada ano de antiguedad hasta un maximo de veinte (20) semanas.

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SECCION 4

Todo empleado cesanteado ("laid-off") y que al momento de la cesantia tenga por lo menos un (1) ano o mas de antiguedad, sera incluido en una lista de empleo preferencial por un maximo de doce (12) meses.

SECCION 5

La compensacion provista en la Seccion 3 anterior sera pagada al finalizar el periodo de doce (12) meses senalado en la Seccion 4 que antecede. En la alternativa, un empleado cesanteado, ("laid-off") puede escoger recibir la compensacion por cesantia senalada anteriormente en cualquier momento luego de notificada la cesantia, mas dicho empleado sera excluido de la lista de empleo preferencial tan pronto reciba dicha compensacion.

SECCION 6

Los empleados regulares cesanteados ("laid-off") se incluiran en un registro de elegibles, utilizando el criterio de antiguedad y tendran la preferencia dispuesta en la Seccion 4 del articulo sobre "Publicacion, Adjudicacion de Plazas y Nombramientos, Ascensos y Traslados" para ocupar plazas nuevas o vacantes regulares dentro de la unidad contratante, siempre y cuando este cualificado y capacitado para desempenar tal puesto.

SECCION 7

La Compania le suministrara a la Union, copia de esta lista de elegibles con el nombre del empleado, puesto que ocupaba y los anos de servicio; asi mismo le informara los cambios en la lista, si alguno.

SECCION 8

Cuando surja la posibilidad de reempleo la Compania se comunicara con el ex-empleado cesanteado por correo certificado a su ultima direccion conocida, con copia a la Union, concediendole diez (10) dias laborables para aceptar la plaza. De no aceptar o contestar dentro del termino, perdera el derecho concedido en este articulo y sera eliminado de la lista correspondiente. Si contesta dentro de dicho termino indicando que no puede aceptar el empleo por razones extraordinarias que efectivamente le imposibilite aceptar la posicion que se le brinde, y asi lo comprueba a la Compania dentro de dicho termino, el ex-empleado cesanteado no perdera el derecho de reempleo con relacion a otras vacantes que surjan posteriormente en su clasificacion dentro del termino de doce (12) meses posteriores a su cesantia segun se dispone mas adelante.

SECCION 9

El derecho a reempleo, segun se dispone en este articulo, se extinguira a los doce (12) meses de haber cesado como empleado de la Compania excepto que no acepte o no conteste una comunicacion ofreciendole una vacante, segun se dispone en la seccion anterior. De congelar plazas durante este periodo se extendera el derecho por tiempo igual de la congelacion.

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                                   ARTICULO 16
                                 RECLASIFICACION

SECCION 1

Cuando la Union considere que a una plaza se le han asignado funciones y deberes de una plaza superior o que los deberes y funciones de esta hayan evolucionado de manera sustancial y permanente hacia una plaza de nivel superior o que se le han asignado funciones y deberes de mayor complejidad, el Presidente de la Union
o en ausencia de este, el vicepresidente, sometera por escrito una peticion de reclasificacion al Director de Asuntos Laborales y del Empleado indicando los criterios y razones justificando la peticion.

El Director de Asuntos Laborales y del Empleado, una vez recibida la peticion de reclasificacion, la referira al Director de Compensacion y Records, quien coordinara una reunion con el Presidente de la Union o su representante para que se presente por la Union la razon que justifica la peticion o reclasificacion solicitada.

SECCION 2

No se aceptaran peticiones de reclasificacion para plazas que no esten en el nivel salarial maximo de su clase, si esta clase esta constituida por niveles de progresion.

SECCION 3

La asignacion de deberes o funciones adicionales de igual, similar o menor complejidad, y/o el aumento en el volumen de trabajo, no conllevaran una reclasificacion.

SECCION 4

El Director de Asuntos Laborales y del Empleado notificara al Presidente de la Union la posicion de la Compania sobre la peticion de reclasificacion dentro de un periodo de noventa (90) dias calendario a partir de la fecha de la reunion dispuesta en la Seccion 1 de este Articulo. Si se determinara que una plaza debe reclasificarse, la reclasificacion de esta sera efectiva a la fecha de recibo de la peticion por la oficina del Director de Asuntos Laborales y del Empleado.

SECCION 5

De la Union no estar de acuerdo con la determinacion del Director de Asuntos Laborales y del Empleado, sobre su peticion de reclasificacion de una plaza, podra cuestionar la misma conforme al procedimiento de querellas establecido en este Convenio.

SECCION 6

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No se aceptaran peticiones de reclasificacion de plazas de la Unidad
Contratante, si dentro de los ultimos dieciocho (18) meses se hubiera radicado una peticion similar sobre la misma plaza.

SECCION 7

Todo empleado que al momento de la firma de este Convenio Colectivo tenga un nivel ocupacional 11 podra solicitar una reclasificacion siempre y cuando se le hayan asignado funciones y deberes de mayor complejidad. En caso de que se determine que procede una reclasificacion a tenor con este articulo, los empleados mantendran su nivel ocupacional 11, pero recibiran un aumento de sueldo de cincuenta y cinco ($.55) centavos por hora.

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                                   ARTICULO 17
                             EXPEDIENTES DE PERSONAL

SECCION 1

El expediente oficial de cada empleado es el expediente en posesion de la Compania bajo la custodia de la Division de Records. Las amonestaciones, reprimendas, advertencias o acciones disciplinarias impuestas que no consten en el expediente oficial, no podran ser utilizadas para ningun proposito.

                                    SECCION 2

Todo empleado podra, previa solicitud y coordinacion con su supervisor inmediato, revisar su expediente de personal una vez al ano.

SECCION 3

La Compania conviene, ademas, en presentar el expediente oficial de personal cuando el empleado tenga pendiente para vista una querella en la tercera etapa del Procedimiento para Querellas y el empleado haya solicitado previamente, por escrito a su supervisor inmediato, su presentacion y, cuando el empleado entienda que en el expediente oficial aparecen cargos que no estan de acuerdo con los hechos. El Presidente o miembro de la Junta de Directores podra examinar el expediente del empleado en la tercera etapa del Procedimiento para Querellas si el empleado asi lo permite y esta presente. De no existir nuevos documentos en el expediente de personal desde la ultima presentacion, la Compania no vendra obligada a mostrar el expediente nuevamente.

                                    SECCION 4

La Compania conviene asimismo, en presentar el expediente de personal a todo unionado cuya solicitud para ascenso, traslado o cambio a una plaza con un grado salarial inferior haya sido denegada, y este solicite por escrito examinar su expediente y tenga pendiente una querella en tercera etapa sobre su ascenso, traslado o cambio a una plaza con un grado salarial inferior.

SECCION 5

Cuando en el expediente del empleado, posterior a su presentacion aparezcan cargos o documentos que no se ajustan a los hechos reales, la Compania, previa investigacion de los hechos, conviene en retirar los documentos presentados y/o corregirlos si fuere necesario. Las acciones disciplinarias del expediente del empleado no seran consideradas para ningun proposito luego de transcurrido un periodo de cinco (5) anos de emitidas.

En cualquier momento en que el expediente de personal del empleado tenga que ser sacado de la oficina donde se encuentra la custodia del mismo, para ser utilizado en cualquier procedimiento oficial, se

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eliminaran de dicho expediente los documentos sobre acciones disciplinarias de mas de cinco (5) anos de emitidos.

SECCION 6

La Compania enviara a la Union y entregara al delegado correspondiente copia de toda accion disciplinaria que se notifique por escrito a un empleado incluido en la unidad apropiada. La Compania enviara a la Union copia de todo movimiento de personal debidamente aprobado y relacionado con empleados de la unidad contratante.

SECCION 7

La Compania no suministrara a ninguna persona o entidad ajena a esta, informacion que surja del expediente de personal del empleado, sin su autorizacion escrita, a menos que medie mandato judicial, en cuyo caso se le notificara previamente. Cuando medie mandato judicial o de ley, al empleado se le notificara simultaneamente de la entrega del documento, a menos que la orden judicial o la ley lo prohiba expresamente.

                                    SECCION 8

El empleado tendra derecho a que se le suministre copia de todo documento que sea colocado en su expediente de personal que contenga informacion relativa a su persona.

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                                   ARTICULO 18
                        TRABAJO DE LA UNIDAD CONTRATANTE

SECCION 1

La Compania acuerda que personal empleado en capacidad de supervisor o no supervisor que no este incluido dentro de la Unidad Contratante, no haran trabajo asignado a empleados dentro de la Unidad Contratante, excepto en casos de emergencia y/o circunstancias donde empleados de la Unidad Contratante, segun se define en este Convenio, no esten disponibles. Nada de lo anteriormente expuesto limitara la funcion normal de la gerencia de instruir, adiestrar y dirigir el trabajo de empleados dentro de la Unidad Contratante.

SECCION 2

Para los efectos de este articulo "casos de emergencia" significara casos de fuerza mayor tales como:

         a.       Emergencia Nacional
         b.       Huracanes
         c.       Incendios
         d.       Inundaciones
         e.       Terremotos
         f. Casos de averias mayores donde el numero de empleados disponibles no sea suficiente y/o cuando no hayan podido corregirla.

SECCION 3

Para los efectos de este articulo el concepto "cuando empleados de la Unidad Contratante no esten disponibles", significara circunstancias tales como en las que:

a. Se requiera trabajar tiempo extra y el personal de la Unidad Contratante, de la clasificacion requerida, no este disponible para trabajar en tiempo extra.

b. Cuando se acumule trabajo en forma anormal y el personal unionado disponible no es suficiente para cubrir las necesidades del servicio. Esta circunstancia no podra justificar que se realice labor de la unidad apropiada con personal que no es de la unidad en un lugar o en una clasificacion especifica por mas de noventa (90) dias.

c. Cuando por motivo de ausencia de personal unionado se afecte el servicio, requiriendo que otro personal realice el trabajo.

Cuando surjan las situaciones contempladas en los parrafos b. y c. la Compania agotara el recurso de traer personal unionado disponible de la misma clasificacion desde otros centros de trabajo de la Compania

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pertenecientes al mismo departamento y ubicados en la misma area geografica en donde exista la necesidad, siempre y cuando no se afecte la operacion de estos otros centros de trabajo.

Durante el transcurso del tiempo del proceso de agotar el recurso de traer personal unionado, la Compania podra tomar las medidas necesarias para que no se interrumpa el servicio siempre que la instrumentacion de esas medidas no anule el proposito expresado en el parrafo precedente.

Entendiendose, sin embargo, que la anterior disposicion aplicara unica y exclusivamente cuando las situaciones contempladas en los parrafos b. y c. se deban o sean consecuencia directa del desenvolvimiento normal de los servicios que presta la Compania. Bajo ninguna circunstancia aplicara cuando las situaciones contempladas en los parrafos b. y c. sean consecuencia directa o indirecta de actuaciones del personal de la Unidad Contratante encaminadas a producir un acumulamiento anormal de trabajo: tales como "slowdowns", ausencias anormales o concertadas del personal unionado de la Compania, o cualquier actuacion de las expresadas en el articulo de "No Huelga y No Cierre Forzoso" del Convenio Colectivo y/o acciones disciplinarias tomadas como resultado de la conducta anteriormente indicada.

El personal unionado realizara las labores que le correspondan cuando surjan las excepciones indicadas en este articulo.

La intencion de las partes en este acuerdo es evitar que el personal gerencial desplace al personal unionado en su trabajo regular y al trabajar tiempo extra, y en ningun momento prohibir que se lleven a cabo sus operaciones como empresa de servicio publico normalmente.

Este acuerdo no tiene la intencion de permitirle a los supervisores efectuar labor de la Unidad Contratante en todo momento.

SECCION 4

La Compania acuerda que no le asignara trabajo de supervision, ejecutivo, gerencial o confidencial a empleados que pertenezcan y esten incluidos en la Unidad Contratante.

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                                   ARTICULO 19
                                SALUD Y SEGURIDAD

SECCION 1

La Union y la Compania acuerdan que las condiciones de salud y seguridad en el trabajo son una responsabilidad compartida entre los empleados y la Compania.

La Compania acuerda proveer condiciones y metodos seguros de trabajo y eliminar situaciones inseguras de trabajo, en lo cual la Union conviene en cooperar con la Compania.

SECCION 2

Los empleados deben cumplir y acatar las normas de seguridad establecidas por la Compania, por las leyes y/o por reglamentos.

El requisito de la Compania que exige que los empleados lleven consigo en un sitio visible la tarjeta de identificacion, que lo acredite como empleado, sera cumplido por todo el personal. El costo de la tarjeta de identificacion sera costeado por la Compania.

SECCION 3

Todo empleado que sufra un accidente del trabajo o que se enferme en horas laborables y que su lesion o enfermedad resulte en un caso de emergencia en donde se requieran servicios medicos o de hospitalizacion de inmediato, tendra derecho, previo a la autorizacion de un supervisor, siempre que este inmediatamente disponible, a que se utilice para su transporte a cualquier vehiculo de la Compania que este disponible y tal vehiculo podra ser manejado por cualquier empleado autorizado para conducir vehiculos de motor si el conductor encargado del vehiculo no esta disponible o accesible al momento del accidente. En toda investigacion que se lleve a cabo por la Compania sobre cualquier posible violacion a la presente Seccion, se podra tomar en consideracion todas las circunstancias relacionadas con la situacion de emergencia para determinarse cualquier factor justificativo o atenuante de la posible violacion.

SECCION 4

La Compania proveera y mantendra facilidades sanitarias adecuadas, asi como agua potable, y la Union promovera el uso adecuado de dichas facilidades.

SECCION 5

La Compania proveera a la Union una copia de todos los informes periodicos que someta a cualquier agencia gubernamental relacionado con accidentes ocupacionales.

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SECCION 6

La Compania cumplira con todas las disposiciones aplicables de las leyes y reglamentos de Puerto Rico y federales administradas por el Departamento de Salud o el Departamento del Trabajo y Recursos Humanos respecto a facilidades y condiciones de trabajo y seguridad.

SECCION 7

En aquellos casos en que la Compania determine establecer nuevos centros de trabajo, se le notificara a la Union con treinta (30) dias de anticipacion, con el proposito de que esta tenga la oportunidad de examinar el mismo antes de comenzar operaciones en dichos centros y pueda expresar sus observaciones y recomendaciones. En casos especiales, la Compania y la Union se pondran de acuerdo para establecer la inspeccion en un termino menor de tiempo.

SECCION 8

La Compania, a traves de su division de Seguridad y Salud Ocupacional, acuerda proveer a la Union los informes de accidente de trabajo y estudios realizados por cualquier laboratorio en o antes de treinta (30) dias calendario siguientes al accidente. De igual manera, de la Compania realizar alguna inspeccion o estudio relacionado a la salud y seguridad de los miembros de la Unidad Contratante, se le proveera copia de los mismos, de ser requerido, siempre que dicha solicitud especifique el estudio.

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                                   ARTICULO 20
                          PROGRAMA DE PRUEBAS DE DROGAS

SECCION 1

La Union y la Compania reconocen que el uso y abuso de sustancias controladas es un problema alarmante en el pais y afecta negativamente a la fuerza trabajadora. La Union, preocupada por la salud y seguridad de sus miembros, reconoce los riesgos a que pueden ser expuestos sus empleados por el uso y abuso de las sustancias controladas.

SECCION 2

La Compania, consciente de su responsabilidad para proteger la salud y seguridad de sus empleados y clientes, asi como de su responsabilidad de velar por la productividad y la realizacion eficiente de los servicios que prestan sus empleados al pueblo, desea consignar su preocupacion por el problema que representa el uso y abuso de drogas por los empleados.

SECCION 3

A ESTOS PROPOSITOS Y PARA MANTENER UN AMBIENTE DE TRABAJO LIBRE DE LOS PROBLEMAS ASOCIADOS CON EL USO Y ABUSO DE SUSTANCIAS CONTROLADAS; Y PARA PROTEGER LA SALUD Y SEGURIDAD DE LOS EMPLEADOS CUBIERTOS EN ESTA UNIDAD APROPIADA, LAS PARTES LUEGO DE UN ANALISIS PONDERADO Y CONSCIENTE DE TODOS LOS ELEMENTOS INVOLUCRADOS EN ESTA PROBLEMATICA, VOLUNTARIAMENTE Y EN LIBRE EJERCICIO DE SUS FACULTADES CONTRACTUALES CONFORME A LA LEY, ACUERDAN QUE LA COMPANIA PODRA ADOPTAR UN PROGRAMA DE DETECCION DEL USO DE SUSTANCIAS CONTROLADAS PARA LOS EMPLEADOS, DE ACUERDO A LA LEY NUMERO 59 DEL 8 DE AGOSTO DE 1997.

LOS CRITERIOS RECTORES DEL PROGRAMA SERAN:

         - LA PROTECCION DE LA CONFIDENCIALIDAD, LOS DERECHOS CIVILES Y CONSTITUCIONALES DE LOS EMPLEADOS.

         -        LA NO-DISCRIMINACION CONTRA EL EMPLEADO.

         - LA IDENTIFICACION DE USUARIOS DE DROGAS A LOS EFECTOS DE BRINDAR A LOS EMPLEADOS LA OPORTUNIDAD DE TRATAMIENTO Y REHABILITACION DE CONFORMIDAD CON LA LEY, EL PROGRAMA DE DETECCION DEL USO DE SUSTANCIAS CONTROLADAS PARA LOS EMPLEADOS DE LA COMPANIA Y LOS PROGRAMAS INTERNOS O EXTERNOS DE AYUDA AL EMPLEADO DE LA COMPANIA.

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                                   ARTICULO 21
                             RESPETO Y CONSIDERACION

SECCION 1

La Compania y sus funcionarios se obligan a dar a los empleados y a la Union el mejor trato, respeto y consideracion posible a fin de mantener las mejores relaciones entre los empleados, la Union y la Compania.

SECCION 2

La Union y los empleados de la Unidad Contratante se obligan a observar para la Compania y sus funcionarios el mejor trato, respeto y consideracion posible a fin de mantener las mejores relaciones entre los empleados, la Union y la Compania.

SECCION 3

En todo caso en que la Union o un empleado cubierto por este Convenio le imputare violacion de este Articulo o cualesquiera personal de la Compania excluido de la Unidad Apropiada y resultare el laudo favorable a la parte querellante, el mismo formara parte del expediente oficial de personal del empleado gerencial que violo este Articulo.

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                                   ARTICULO 22
                               TABLON DE ANUNCIOS

SECCION 1

La Compania permitira a la Union el uso de tablones de anuncios ("bulletin boards") en lugares a ser determinados por mutuo acuerdo de las partes.

En estos tablones de anuncios se fijaran avisos sobre:

a. Convocatorias a reuniones que se limitaran a especificar el sitio, hora y fecha de dichas actividades.

b.       Nombramientos de oficiales, comites y delegados.

c. Resultados de negociaciones, elecciones, querellas o asuntos que constituyan proyectos comunes de la Compania y la Union.

d. Actividades sociales, sindicales, recreativas, educativas, o culturales.

SECCION 2

La instalacion y costos de estos tablones ("bulletin boards") seran por cuenta de la Compania.

SECCION 3

Se conviene que los avisos que se fijen no contendran material politico, religioso, o que propenda a difamar, denigrar o afectar la imagen de la Compania
o sus funcionarios.

La Compania no permitira que se fijen avisos contrarios y en violacion de esta clausula.

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                                   ARTICULO 23
                        JORNADA DE TRABAJO Y TIEMPO EXTRA

SECCION 1

A los efectos de este Convenio, para los fines de computar tiempo extra, la semana de trabajo consistira de cuarenta (40) horas y la jornada de trabajo diaria consistira de ocho (8) horas. La semana de trabajo consistira de cinco
(5) dias.

SECCION 2

Ningun empleado trabajara tiempo extra sin antes haber recibido autorizacion de su supervisor inmediato o de los superiores inmediatos de este. Cuando la Compania determine que las necesidades del servicio requieren trabajar tiempo extra podra solicitar de cualquier empleado que trabaje tiempo extra y el empleado lo trabajara, a menos que pueda demostrar que tiene justa causa para no trabajar dicho tiempo extra.

SECCION 3

La Compania asignara el trabajo en tiempo extra sin privilegios de forma justa y equitativa, y siempre que sea operacionalmente posible se tomara en consideracion a los empleados que lo soliciten voluntariamente y las exigencias del servicio. La Compania, en la medida que sea posible, de anticipar trabajos fuera de su jornada regular establecera calendarios de turnos para informar a sus empleados los trabajos que se habran de realizar.

SECCION 4

El tiempo extra que la Compania requiera que se trabaje en exceso de cuarenta
(40) horas semanales sera pagado a razon de tiempo doble del tipo que se paga por horas regulares de trabajo. Las horas que la Compania requiera que se trabajen en exceso de ocho (8) horas al dia, seran pagadas a razon de doble el tipo por hora pagado por horas regulares.

SECCION 5

Cuando un empleado sea requerido a trabajar fuera del sitio donde resida, el tiempo durante el cual el empleado no este realmente trabajando, tal como, pero sin que esto se entienda como una limitacion, el tiempo por comidas, dormir, etc., no se considerara como tiempo trabajado.

LA COMPANIA CUMPLIRA CON LOS REQUISITOS DE LA "FAIR LABOR STANDARD ACT (FLSA)" EN CUANTO A PAGO POR TIEMPO DE VIAJE EN UNA ASIGNACION TEMPORERA.

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SECCION 6

Los empleados unionados podran disfrutar de un descanso de quince (15) minutos en el curso de cada periodo de cuatro (4) horas de trabajo siempre y cuando el servicio no se afecte y las emergencias se atiendan. La Compania programara la forma en que los empleados disfrutaran de este periodo de descanso.

                                    SECCION 7

Todo empleado tiene derecho a disfrutar de una (1) hora para tomar alimentos, la cual debera comenzar a disfrutarse no antes del final de la tercera hora ni mas tarde del final de la quinta hora de su turno regular de trabajo diario. El tiempo trabajado durante el periodo destinado para tomar alimentos se compensara a razon de dos (2) veces el tipo por hora regular de trabajo.

SECCION 8

En el caso de los periodos de tomar alimentos que ocurran fuera de la jornada regular del empleado, dicho periodo se obviara (no se disfrutara) sujeto a que no se trabajen mas de dos (2) horas despues de la jornada regular de trabajo diaria.

SECCION 9

Lo anterior no tiene el efecto de eliminar el derecho de un empleado a disfrutar de su hora de tomar alimentos cuando en cualquier momento dado trabaje mas de dos (2) horas despues de su jornada regular. De darse esta situacion y el empleado no disfrute de su periodo de alimentos, la Compania vendra obligada a pagar la penalidad que la ley disponga para esa hora en particular.

SECCION 10

Las disposiciones contenidas en este articulo aplicaran unicamente a aquellos empleados de la Compania cubiertos por este Convenio que no esten exentos o puedan no estar exentos en el futuro por cualquier ley, reglamento, decreto, o disposicion otra alguna referente al pago de compensacion adicional por horas extras de trabajo.

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                                   ARTICULO 24
                                   VACACIONES

                                    SECCION 1

El personal de la unidad contratante disfrutara de vacaciones en la siguiente forma:

a. Aquellos empleados que cuenten con menos de tres (3) anos de empleo disfrutaran vacaciones durante la vigencia de este Convenio a razon de uno punto setenta y cinco (1.75) dias laborables por cada mes de trabajo, equivalentes a veintiun (21) dias anuales.

b. Aquellos empleados que cuenten con tres (3) anos o mas de empleo pero menos de siete (7), disfrutaran vacaciones durante la vigencia de este Convenio a razon de uno punto noventa y dos (1.92) dias laborables por cada mes de trabajo, equivalentes a veintitres (23) dias anuales.

c. Aquellos empleados que cuenten con siete (7) anos o mas de empleo pero menos de diez (10), disfrutaran vacaciones durante la vigencia de este Convenio a razon de dos punto diecisiete (2.17) dias laborables por cada mes de trabajo, equivalentes a veintiseis (26) dias anuales.

d. Empleados que cuenten con diez (10) anos o mas de empleo disfrutaran vacaciones durante la vigencia de este Convenio, a razon de dos punto cinco (2.5) dias laborables por cada mes de trabajo, equivalentes a treinta (30) dias anuales.

Para tener derecho a disfrutar los dias de vacaciones segun se dispone anteriormente durante el mes de trabajo, el empleado tendra que haber trabajado por lo menos cien (100) horas de labor en dicho mes. El empleado que trabaje menos de cien (100) horas en cualquier mes disfrutara vacaciones en la proporcion que el numero de horas que de hecho trabajo en ese mes es a cien
(100) horas; por ejemplo: si un empleado que tiene derecho a disfrutar vacaciones bajo el inciso b. de esta seccion trabaja en determinado mes setenta y cinco (75) horas, tendra derecho a disfrutar en ese mes setenta y cinco porciento (75%) de dos (2) dias a base de un dia laborable de ocho (8) horas, doce (12) horas de vacaciones en ese mes. El empleado recibira al comenzar a disfrutar sus vacaciones el equivalente a las horas acumuladas a base de la formula aplicable antes mencionada multiplicando por el tipo de paga basica regular por hora del empleado.

SECCION 2

Las vacaciones se tomaran durante el periodo de doce (12) meses subsiguientes a la fecha de aniversario del ingreso del empleado. Disponiendose que si al finalizar dicho periodo de doce (12) meses no ha sido posible concederle al empleado las vacaciones que debia haber disfrutado durante el mismo, estas le seran pagadas doble el tipo regular por hora, y aquellas vacaciones que fueron acumuladas durante dicho periodo de doce (12) meses comenzaran a ser disfrutadas al momento en que se paguen las vacaciones antes mencionadas.

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La Compania determinara las fechas en que empezara y terminara el periodo de vacaciones anuales que se ha de conceder a cada empleado, atendiendo en primera instancia las necesidades operacionales de la Compania. Sin embargo, se tomara en consideracion de ser esto posible, cualquier observacion que formule el empleado en cuanto a la fecha de su preferencia para tomar sus vacaciones. Disponiendose que si hay dos o mas intereses de empleados en conflicto en cuanto a la fecha para tomar vacaciones tendra preferencia el empleado con mas antiguedad.

LA COMPANIA PODRA CERRAR CON CARGO A VACACIONES PARTE DE LAS OPERACIONES DURANTE EL PERIODO DEL 24 AL 31 DE DICIEMBRE. SI EL EMPLEADO NO TIENE SUFICIENTES VACACIONES ACUMULADAS, SE LE ADELANTARA EL TIEMPO. ASI MISMO, SE LE ADELANTARA EL TIEMPO SI EL CIERRE NAVIDENO PROVOCA QUE NO TENGA SUFICIENTES VACACIONES ACUMULADAS PARA CUBRIR LAS QUE YA TENIA PROGRAMADAS.

SECCION 3

Todo empleado tendra derecho a recibir el equivalente en efectivo de las vacaciones que tenga acumuladas a la fecha de su renuncia o separacion del empleo.

SECCION 4

El empleado que esta disfrutando de vacaciones no sera llamado a trabajar hasta que haya terminado dichas vacaciones, excepto en caso de emergencia en que tengan que interrumpirse por necesidades del servicio. Al terminar el trabajo para el cual fue llamado el empleado disfrutara de los dias de vacaciones que todavia le restan, incluyendo los dias en que fue llamado a trabajar.

SECCION 5

El periodo de tiempo en que el empleado cubierto por este Convenio Colectivo este disfrutando licencia por enfermedad o vacaciones contara para efectos de este articulo unicamente como horas trabajadas una vez se reintegre al trabajo.

SECCION 6

Cuando un empleado se encuentre disfrutando de vacaciones anuales y se enferme por un periodo de tres (3) o mas dias laborables consecutivos, debera cargarsele a licencia por enfermedad, si el empleado lo solicita y siempre y cuando presente evidencia medica, de conformidad con el Articulo 26, Seccion 5, (Licencia por Enfermedad), de que esta enfermo, en cuyo caso el empleado al terminar su enfermedad continuara de vacaciones por un periodo equivalente al remanente de sus vacaciones autorizadas y no utilizadas.

SECCION 7

A solicitud del empleado la Compania podra programar las vacaciones anuales en dos (2) periodos separados dentro del mismo ano en que este tiene derecho a disfrutar las mismas.

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SECCION 8

El empleado podra solicitar el pago en efectivo de sus vacaciones acumuladas en exceso del numero maximo de dias de vacaciones establecido en el Decreto Mandatorio Num. 73, aplicable a la industria de comunicaciones. La concesion de esta solicitud requerira el acuerdo entre la Compania, el empleado y el representante sindical.

PARA CREAR UN PUENTE ENTRE UN DIA FERIADO (SEGUN DEFINIDO EN EL CONVENIO) Y UN FIN DE SEMANA, LA EMPRESA PUEDE CERRAR PARTE DE SUS OPERACIONES Y OTORGAR DICHOS DIAS CON CARGO A VACACIONES REGULARES. EN CASO DE QUE EL EMPLEADO NO TENGA VACACIONES ACUMULADAS, SE LE ADELANTARA EL TIEMPO. ASI MISMO, SE LE ADELANTARA EL TIEMPO SI EL CIERRE PROVOCA QUE NO TENGA SUFICIENTES VACACIONES ACUMULADAS PARA CUBRIR LAS QUE YA TENIA PROGRAMADAS.

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                                   ARTICULO 25
                           LICENCIA DEPORTIVA ESPECIAL

SECCION 1

Se acuerda otorgar una Licencia Deportiva Especial, conforme a la Ley 49 del 23 de julio de 1992, segun enmendada a los empleados que cualifiquen.

SECCION 2

El empleado que solicite esta licencia debera contar con la certificacion escrita del Comite Olimpico de Puerto Rico para representar a Puerto Rico en Juegos Olimpicos, Juegos Panamericanos, Centro Americanos o en campeonatos regionales o mundiales.

SECCION 3

Todo empleado deportista certificado por el Comite Olimpico de Puerto Rico para representar a Puerto Rico en las competencias enumeradas en la Seccion 2 de este articulo, presentara a la Compania, con por lo menos diez (10) dias de anticipacion a su acuartelamiento, copia certificada del documento que le acredite para representar a Puerto Rico en dicha competencia, el cual contendra informacion sobre el tiempo que habra de estar participando dicho deportista en la referida competencia.

                                    SECCION 4

El empleado debera someter a su supervisor inmediato, dentro de los primeros diez (10) dias de cada mes, una certificacion en la cual se haga constar el tiempo utilizado en la Federacion o en el Comite Olimpico durante el mes anterior.

                                    SECCION 5

La Compania concedera una bonificacion de $500.00 a cada atleta participante que haga uso de esta licencia por un periodo de por lo menos cinco (5) dias.

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                                   ARTICULO 26
                             LICENCIA POR ENFERMEDAD

SECCION 1

Los empleados cubiertos por este Convenio acumularan licencia por enfermedad a razon de uno y un medio (1 1/2) dias laborables por cada mes en que hayan trabajado por lo menos cien (100) horas de labor. Aquellos empleados que trabajen menos de cien (100) horas en el mes acumularan licencia por enfermedad en la proporcion que el numero de horas que trabajen en el mes es a cien (100) horas; o sea, si trabajan setenta y cinco (75) horas en el mes acumularan setenta y cinco porciento (75%) de uno y un medio (1 1/2) de dia laborable a base de un dia de labor de ocho (8) horas, es decir, nueve horas de labor.

El periodo de tiempo en que el empleado cubierto por este Convenio Colectivo esta disfrutando licencia por enfermedad o vacaciones contara para efectos de este articulo unicamente como horas trabajadas una vez se reintegre al trabajo.

SECCION 2

La licencia por enfermedad no utilizada por el empleado durante el transcurso del ano quedara acumulada por los anos sucesivos hasta un maximo de setenta y cinco (75) dias para los fines de liquidacion dispuesto en la Seccion 3 y noventa (90) dias para los fines de esta Seccion. A la fecha de retiro para acogerse a los beneficios del plan de pensiones de la Compania o incapacidad determinada por el Seguro Social se le pagara al empleado los dias de licencia por enfermedad acumulados hasta un maximo de noventa (90) dias. Este beneficio se computara multiplicando por ocho (8) el tipo de paga basica regular por hora que estuviere percibiendo el empleado al momento de su retiro o incapacidad.

SECCION 3

La Compania pagara anualmente la licencia por enfermedad acumulada en exceso de setenta y cinco (75) dias que tenga derecho el empleado, dentro de un periodo de ocho (8) semanas a partir de la fecha de aniversario de vacaciones, computado por ocho (8) el tipo de paga basica regular por hora que este percibiendo el empleado, a razon de cincuenta porciento (50%) durante los primeros dos (2) anos de la vigencia de este Convenio y a razon de setenta y cinco porciento (75%) el tercer ano de vigencia del mismo.

                                    SECCION 4

En caso de tener que faltar al trabajo por cualquier motivo, el empleado lo debera hacer saber a su supervisor inmediato DURANTE SU TURNO DE TRABAJO.

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SECCION 5

El empleado que se ausente por enfermedad en exceso de dos (2) dias debera presentar a su supervisor al reintegrarse a su trabajo un certificado medico en el cual se especifique la fecha de la consulta al medico y el estimado que haga el medico de los dias que debe estar recluido. En caso de que el empleado continue enfermo por un periodo mayor de tres (3) dias o mas, el empleado debera hacer llegar dicho certificado a su supervisor dentro de los primeros tres (3) dias de ausencia a su trabajo, excepto los casos de fuerza mayor en que debera hacer llegar dicho certificado en el termino mas breve posible. El empleado recibira paga por los beneficios provistos en este articulo solamente cuando se cumpla con lo dispuesto en esta seccion.

SECCION 6

La Compania le informara a los empleados anualmente el balance de dias por licencia por enfermedad acumulada.

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                                   ARTICULO 27
                       LICENCIA POR ENFERMEDAD PROLONGADA

SECCION 1

En caso de que un empleado regular se ausente por un periodo consecutivo mayor de cinco (5) dias laborables por razones de enfermedad comprobada mediante certificado medico que cumpla con los requisitos dispuestos en el articulo sobre Licencia por Enfermedad, recibira beneficios a razon de una (1) semana a sueldo completo y tres (3) semanas a medio (1/2) sueldo por cada ano de servicio hasta un maximo de trece (13) semanas a sueldo completo y treinta y nueve (39) semanas a medio (1/2) sueldo. En caso de que los beneficios bajo la Ley de Seguro por Incapacidad No Ocupacional (Ley 139), resultasen mayores que los aqui establecidos se concederan unicamente los que sean mayores.

SECCION 2

La Compania se reserva el derecho de examinar por medicos escogidos por esta, aquellos casos que estime necesario. Los gastos de estos examenes seran sufragados por la Compania.

SECCION 3

Quedan excluidos del beneficio dispuesto en la Seccion 1 de este articulo todo accidente y/o enfermedad de naturaleza ocupacional.

SECCION 4

Los primeros cinco (5) dias consecutivos laborables de ausencia previos al disfrute de la licencia por enfermedad prolongada seran cargados a licencia por enfermedad regular que el empleado tuviera acumulada.

SECCION 5

Para tener derecho a la acumulacion completa del beneficio contemplado en la Seccion 1 de este articulo, en periodos sucesivos de enfermedad, el empleado debe desempenar sus funciones, sin interrupcion alguna, durante un periodo de trece (13) semanas entre una enfermedad y otra.

A los efectos de esta seccion no se consideraran como eventos interruptivos, periodos por Licencia por Maternidad; Licencia por Funeral; Licencia Deportiva; Servicio como Jurado y Licencia Militar.

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                                   ARTICULO 28
                       LICENCIA POR ENFERMEDAD OCUPACIONAL

SECCION 1

Todo empleado regular que tenga que ausentarse por razones de un accidente o enfermedad ocupacional asi certificada por el Fondo del Seguro del Estado (FSE), tendra derecho a recibir su sueldo regular durante las primeras veinte y seis
(26) semanas a partir del momento del accidente.

SECCION 2

En caso de que el empleado este ausente de su trabajo en exceso de las primeras veinte y seis (26) semanas el empleado tendra derecho a recibir, ademas, la mitad de su sueldo regular durante las treinta y cinco (35) semanas siguientes.

Si el empleado no fuere dado de alta por el FSE, despues de pasadas las sesenta y una (61) semanas desde la fecha del accidente, a solicitud escrita del empleado, se le aprobaran hasta un maximo de diecisiete (17) semanas adicionales sin sueldo, para efectos de retencion de empleo, siempre y cuando cumpla con los terminos y condiciones que establece la ley en torno a que tiene que haber sido dado de alta y estar fisica y mentalmente capacitado para poder ejercer su empleo, entre otros requisitos de ley.

SECCION 3

En casos excepcionales, la Compania a su unica discrecion y previa solicitud del empleado, con no menos de treinta (30) dias de anticipacion a la terminacion del periodo de diecisiete (17) semanas sin sueldo de la seccion anterior, podra realizar una evaluacion medica del empleado para determinar su condicion de salud. De considerarlo necesario, la Compania podra por razones meritorias y a su unica discrecion, extender el periodo sin paga por un termino adicional el cual no excedera en ningun caso cuatro (4) semanas.

SECCION 4

La Compania descontara de esta licencia las dietas que el empleado reciba del FSE durante este periodo.

SECCION 5

En caso de que algun empleado se ausente de su trabajo por razones de un alegado accidente o enfermedad ocupacional, y hasta tanto el FSE emita una certificacion de relacion causal, la Compania pagara a este los beneficios a que tenga derecho bajo la Ley 139 (SINOT), conforme a la siguiente tabla:

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
=============================-------------------------------------------------------------------------------
                                                                   SEMANAS DE BENEFICIOS
                             ===============================================================================
                                    SUELDO COMPLETO                   MEDIO SUELDO              COORDINACION
       ANOS DE SERV.               AJUST/COORD SINOT               AJUST/COORD SINOT               SINOT
------------------------------------------------------------------------------------------------------------
        Menos de 1                        --                              --                          26
------------------------------------------------------------------------------------------------------------
             1                             1                               3                          22
------------------------------------------------------------------------------------------------------------
             2                             2                               6                          18
------------------------------------------------------------------------------------------------------------
             3                             3                               9                          14
------------------------------------------------------------------------------------------------------------
             4                             4                               12                         10
------------------------------------------------------------------------------------------------------------
             5                             5                               15                          6
------------------------------------------------------------------------------------------------------------
             6                             6                               18                          2
------------------------------------------------------------------------------------------------------------
7 o mas                                    7                               19                         --
============================================================================================================

Una vez el FSE emita una certificacion de relacion causal, la Compania cargara a la Licencia por Enfermedad Ocupacional dispuesta en este articulo los beneficios pagados durante dicho periodo de ausencia bajo la Licencia por Enfermedad Prolongada, acumulada por el empleado.

En caso de empleados que no tengan los beneficios de incapacidad no ocupacional en su totalidad, se pagaran los beneficios que le resten bajo la Ley 139 conforme a esta tabla. Aclarandose que los beneficios de SINOT y del FSE son mutuamente excluyentes entre si; es decir, que el empleado no puede recibir ambos beneficios a la vez.

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                                   ARTICULO 29
                             LICENCIA POR MATERNIDAD

SECCION 1

Toda empleada en estado de embarazo tendra derecho a un periodo de descanso de cuatro (4) semanas antes y cuatro (4) semanas despues del alumbramiento, con paga completa a razon de su salario regular.

SECCION 2

La empleada podra optar por tomar hasta solo una semana de descanso prenatal y extender hasta siete (7) semanas el descanso post natal a que tiene derecho siempre que presente a su supervisor una certificacion medica acreditativa de que esta en condiciones de trabajar hasta una semana antes del alumbramiento.

SECCION 3

Si la empleada sufriese una complicacion despues del alumbramiento que le impidiese trabajar por un termino que exceda de cuatro (4) semanas, a contar desde el dia del alumbramiento, la Compania concedera un periodo de descanso adicional por un termino que no excedera de quince (15) semanas adicionales sin paga, siempre que antes de expirar el periodo de descanso presente certificacion medica acreditativa de tal complicacion. Disponiendose que la empleada podra cargar en todo o en parte las quince (15) semanas a su licencia por enfermedad o licencia por vacaciones acumuladas, hasta completar dichas quince (15) semanas.

SECCION 4

La empleada que adopte un infante (menor de 7 anos) a tenor con la legislacion y los procedimientos vigentes, tendra derecho a partir de la presentacion de los documentos acreditativos de este hecho, a los mismos beneficios de Licencia por Maternidad de que goza una empleada que tiene un alumbramiento.

SECCION 5

Con un (1) mes de anticipacion al comienzo de la licencia, la empleada presentara a la Compania certificacion medica que acredite su estado e indique la fecha probable de alumbramiento. Al cumplir con este requisito, la empleada recibira la paga que le corresponde segun dispuesto en la Seccion 1, por adelantado al momento de comenzar a disfrutar esta licencia.

SECCION 6

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La empleada que sufra un aborto tendra derecho y podra reclamar los mismos beneficios de que goza la empleada que tiene un parto normal. Sin embargo, para ser acreedora de tales beneficios, el aborto debe ser uno de tal naturaleza que le produzca los mismos efectos fisiologicos que regularmente surgen como consecuencia del parto, de acuerdo al dictamen y certificacion del medico que la atienda durante el aborto. Dicho beneficio sera a partir del aborto.

                                    SECCION 7

Toda empleada al regresar a su trabajo, luego de disfrutar esta licencia, tendra derecho a un periodo de treinta (30) minutos libre con paga al comienzo de su turno regular de trabajo por un periodo de cinco (5) dias laborables.

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                                   ARTICULO 30
                  LICENCIA SIN SUELDO PARA ASUNTOS DE LA UNION

SECCION 1

La Compania y la Union se pondran de acuerdo sobre el tiempo sin paga a concederse a personal designado por la Union para asistir a una convencion u otra actividad obrera.

SECCION 2

La Union notificara por escrito, al supervisor inmediato, con copia al Departamento de Asuntos Laborales y del Empleado, con por lo menos cinco (5) dias laborables de anticipacion, el personal designado y la probable duracion de la ausencia.

SECCION 3

La Union conviene en que, al hacer su solicitud de tiempo libre para actividades de la Union, prestara la debida consideracion al numero de empleados afectados a fin de que no haya interrupcion de las operaciones de la Compania debido a falta de personal disponible.

SECCION 4

El tiempo que cualquier empleado este en Licencia para Asuntos de la Union se considerara como tiempo de servicio a los efectos de antiguedad.

El empleado a su reintegro a la Compania tendra derecho al nivel ocupacional y al salario que le corresponda como si hubiese estado trabajando.

SECCION 5

La Compania y la Union acuerdan que se reconocera el tiempo que un empleado unionado este en licencia sindical por razon de ocupar una posicion en la Junta de Directores de la Union como servicio para propositos de retiro, los cuales no excederan de siete (7) a la misma vez.

SECCION 6

Este beneficio se hara extensivo a todos aquellos empleados unionados que hayan servido como miembros de la Junta de Directores de la Union Independiente de Empleados Telefonicos desde su fundacion en 1971 en adelante y que a la fecha de la firma de este Convenio continuen como empleados regulares y miembros de la Union.

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                                   ARTICULO 31
                 LICENCIA FUNCIONES ADMINISTRATIVAS DEL CONVENIO

SECCION 1

La Compania otorgara cinco (5) licencias con paga para funciones administrativas del Convenio a la Union para atender los asuntos obrero patronales entre la Compania, la Union y los unionados. Entendiendose que en cuanto a esta Licencia PRTC solo pagara el importe de los salarios, menos las deducciones de ley correspondientes debiendo la Union pagar los beneficios marginales y cualquier otra deduccion o aportacion.

SECCION 2

Por licencia con paga para la administracion del Convenio se entendera que PRT pagara su sueldo mensual al empleado que disfruta de dicha Licencia, Bono de Navidad y la aportacion de la Compania al Plan Medico. Entendiendose que tanto en esta Licencia como en la Licencia Sindical sin paga, los beneficios de Licencia por Enfermedad, Vacaciones y cualesquiera otros beneficios, deducciones
o aportaciones seran acordados internamente entre dicho empleado y la Union, y en ningun caso seran pagados como consideracion adicional y separada del salario por la Compania.

SECCION 3

Estas licencias no implican obligacion de pago por concepto de dietas, hospedaje, millaje, traslados, horas extras, diferenciales, ayuda para estudios, becas y otros beneficios que provee el Convenio Colectivo, pero el tiempo de servicio en Licencia Sindical se reconocera para proposito de retiro y antiguedad, como si fuera tiempo trabajado.

                                    SECCION 4

En la eventualidad de que cualquier seccion de este articulo fuera declarado invalido o ilegal por un Tribunal con jurisdiccion, las partes se comprometen a entrar en negociaciones inmediatas con el fin de acordar una disposicion sustituta, mutuamente satisfactoria para tal articulo o seccion.

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                                   ARTICULO 32
                                LICENCIA MILITAR

SECCION 1

Todo empleado regular que ingrese al servicio militar disfrutara de todos los derechos provistos por la Ley Publica Num. 756 del Congreso de los Estados Unidos, segun esta ha sido o pueda subsiguientemente ser enmendada.

                                    SECCION 2

Cuando un empleado regular preste servicios temporeros en la Guardia Nacional de Puerto Rico de conformidad con las disposiciones pertinentes de la Ley Num. 62, Codigo Militar del 23 de junio de 1969 (Codigo Militar de Puerto Rico) o en la Reserva de las Fuerzas Armadas de los Estados Unidos, conforme al Codigo Militar de Estados Unidos, tendra derecho a una licencia con sueldo hasta un maximo de treinta (30) dias en un ano natural para asistir a los ejercicios anuales.

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                                   ARTICULO 33
                               LICENCIA SIN SUELDO

SECCION 1

Todo empleado que deseare licencia sin paga para ausentarse de su empleo solicitara permiso por escrito de la Compania enviandole copia de su solicitud al Presidente de la Union. Estara a discrecion de la Compania el conceder dicha licencia sin sueldo.

SECCION 2

Todo empleado a quien se le autorice licencia sin sueldo, una vez se reintegre al trabajo vendra obligado a pagar a la Union las cuotas dejadas de satisfacer durante el periodo de dicha licencia, en plazos mensuales equivalente al periodo de licencia sin sueldo otorgada, hasta la liquidacion de la deuda. Este descuento sera en adicion a su cuota regular, y la Union lo solicitara por escrito a la Compania.

SECCION 3

La licencia sin paga podra concederse hasta un maximo de seis (6) meses a base del merito del caso, y previo estudio llevado a cabo por la Compania.

SECCION 4

No sera el proposito de esta licencia permitir a un empleado probar en otro trabajo para cambiar de empleo o para lucrarse.

SECCION 5

Podra acogerse al beneficio de licencia sin sueldo un empleado por cada departamento en cada centro de trabajo. Un mismo empleado no podra solicitar licencia sin sueldo en dos (2) anos consecutivos. De mediar circunstancias extraordinarias y el solicitante demostrar los meritos de su solicitud, la Compania podra dejar sin efecto las limitaciones indicadas en esta seccion siempre y cuando el servicio no se afecte.

SECCION 6

Durante el tiempo que dure la licencia la Compania garantizara a los empleados los siguientes beneficios:

         a)       Plan medico

         b) La retencion a su misma posicion o una posicion equivalente, con el mismo salario, beneficios y condiciones de empleo que este tenia. El uso de esta licencia no resultara en la perdida de antiguedad o beneficios acumulados a la fecha de la efectividad de la misma.

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                                   ARTICULO 34
                         LICENCIA MEDICO-FAMILIAR (FMLA)

                                    SECCION 1

Los empleados cubiertos por este Convenio podran ser elegibles a una licencia medico-familiar sin sueldo, siempre y cuando cumplan con los requisitos dispuestos en la Ley "Family and Medical Leave Act" del 1993 (FMLA) y la reglamentacion promulgada al amparo de la misma. Dicha legislacion regira los beneficios a ser otorgados bajo la misma.

                                    SECCION 2

La Compania considerara solicitudes de licencia sin paga bajo los terminos y condiciones del "Family Medical Leave Act", por el nacimiento o cuido de un hijo, por la adopcion o la custodia de un nino, o para cuidado de un conyuge, hijos o padres, debido a un padecimiento serio de salud que requiera tratamiento prolongado por diagnostico medico o por enfermedad seria del propio empleado, lo cual le impida cumplir con sus funciones o por otras razones adicionales, siempre y cuando la Compania considere que las mismas justifican la concesion de una licencia sin sueldo.

                                    SECCION 3

Esta licencia no sera mayor de doce (12) semanas laborables dentro de un periodo de doce (12) meses. Unicamente podran solicitar esta licencia aquellos empleados que hayan trabajado para la Compania no menos de doce (12) meses y hayan prestado no menos de 1,250 horas de servicio durante los doce (12) meses anteriores a la solicitud de dicha licencia. Deberan someter su solicitud con treinta (30) dias de anticipacion a la fecha previsible de la efectividad de la licencia, excepto en casos de emergencias. La Compania podra requerir certificacion medica en los casos en que la licencia sea por razones de un padecimiento serio de salud. Ademas, podra requerir segundas y terceras opiniones medicas (pagadas por la Compania) y evaluaciones de capacitacion para desempenar sus funciones antes de que el empleado regrese a trabajar.

En casos donde ambos conyuges trabajen en la Compania y ambos sean elegibles para licencia medico-familiar, se le permitira tomar licencia combinada para un total de 12 semanas de licencia medico-familiar durante el periodo de 12 semanas, aplicable para cada evento que califique. En los casos donde el esposo
o esposa hagan uso de una porcion del total de 12 semanas de licencia medico-familiar para un evento que califique, el esposo y esposa tendra derecho a la diferencia entre el numero que el o ella tomo individualmente y 12 semanas de licencia medico-familiar para otro proposito.

EL PERIODO TOTAL DE ESTA LICENCIA SERA DE DOCE (12) SEMANAS DE TRABAJO DENTRO DE UN PERIODO DE DOCE (12) MESES, CALCULADOS EN UNA MANERA MOVIBLE ("ROLLING") DE DOCE (12) MESES. CUALQUIER OTRA LICENCIA OTORGADA BAJO ESTE CONVENIO COLECTIVO CON O SIN PAGA, QUE SEA ELEGIBLE BAJO EL "FAMILY AND MEDICAL LEAVE ACT", CORRERA CONCURRENTE CON ESTA LICENCIA MEDICO FAMILIAR.

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SECCION 4

Durante el tiempo que el empleado este acogido a esta Licencia Medico-Familiar, la Compania garantizara el plan medico y los seguros a los cuales este acogido el empleado. A su vez, garantizara la retencion a su misma posicion o a una posicion equivalente, con el mismo salario, beneficios y condiciones de empleo que tenia. El uso de esta licencia no resultara en la perdida de antiguedad o beneficios acumulados a la fecha de efectividad de la misma.

SECCION 5

LOS EMPLEADOS, MIENTRAS ESTEN EN LICENCIA, SE CONSIDERARAN COMO DESPEDIDOS DEL EMPLEO, SI ACEPTAN TRABAJO CON OTRO PATRONO QUE SE DEDIQUE A NEGOCIO CON FINES DE LUCRO Y/O QUE SOLICITEN COMPENSACION POR DESEMPLEO.

                                    SECCION 6

AL AGOTAR ESTA LICENCIA DE DOCE (12) SEMANAS, A SOLICITUD DEL EMPLEADO, LA COMPANIA PODRA A SU ENTERA DISCRECION, OTORGAR LA LICENCIA QUE PROVEE EL ARTICULO 33, LICENCIA SIN SUELDO.

                                    SECCION 7

Las disposiciones de este articulo no estan sujetas al procedimiento de quejas y agravios o arbitraje del Convenio Colectivo excepto para casos de reinstalacion al empleo por empleados haciendo uso de licencia.

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                                   ARTICULO 35
                              LICENCIA POR FUNERAL

SECCION 1

Todo empleado regular tendra derecho a disfrutar de un permiso con sueldo por funerales de tres (3) dias laborables a partir de la fecha del fallecimiento de cualquiera de sus padres naturales o de crianza (uno excluye al otro), de su conyuge, de hijos o de hermanos y un dia en caso del fallecimiento de abuelos y suegros.

SECCION 2

En caso del fallecimiento de los padres naturales o de crianza (uno excluye al otro), de su conyuge, de hijos y hermanos y el entierro ocurrio fuera de Puerto Rico, el empleado podra disfrutar de una licencia con sueldo de hasta cinco (5) dias laborables a partir de la fecha del fallecimiento para viajar al lugar del entierro.

SECCION 3

En caso de que un empleado necesite tiempo adicional, la Compania concedera el mismo con cargo a la licencia por vacaciones que tuviese acumulada.

SECCION 4

La Compania podra requerir evidencia del fallecimiento, asi como del entierro y viaje al exterior.

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                                   ARTICULO 36
                         LICENCIA PARA FINES JUDICIALES

SECCION 1

Todo empleado regular tendra derecho a disfrutar de un permiso por el tiempo que sea requerido por un tribunal de justicia para servir como jurado. SERVICIO COMO JURADO SERA CON SUELDO EN UN (1) CASO POR ANO.

SECCION 2

La Compania pagara el salario regular de un empleado que sea oficialmente citado por el ministerio fiscal o por un tribunal de justicia para que comparezca como testigo en un caso criminal por todas las horas regulares de trabajo a las cuales dicha citacion le impida asistir a su trabajo. El empleado debera informar a su supervisor inmediato de dicha citacion con por lo menos dos (2) dias de anticipacion a menos que el sea citado dentro de un periodo menor. El empleado debera reintegrarse a sus labores inmediatamente tan pronto termine su entrevista con el fiscal, o sea excusado por el tribunal. El empleado debera presentar evidencia escrita de la citacion, asi como de su asistencia ante el fiscal y/o el tribunal.

SECCION 3

Cualquier empleado citado oficialmente para comparecer ante cualquier tribunal de justicia, fiscal, organismo administrativo o agencia gubernamental que no este cubierta por las dos (2) secciones anteriores, tendra derecho a disfrutar de licencia sin paga por el tiempo que dichas citaciones oficiales le impida comparecer a su horario regular de trabajo. El empleado podra, a su opcion, cargar este tiempo a vacaciones.

SECCION 4

Cuando un empleado sea citado, denunciado o acusado, por la alegada comision de un delito penal alegadamente cometido durante sus labores, los dias utilizados para comparecer a corte o a las citaciones, a peticion del empleado se le cargaran a sus vacaciones regulares acumuladas y no disfrutadas o en su defecto se le concedera licencia sin sueldo, siempre que presente evidencia de las comparecencias. Disponiendose que de ser exonerado o archivado el delito que se le imputa, tales dias le seran pagados y el tiempo se tomara en consideracion para todos los propositos de ley y del Convenio Colectivo como tiempo trabajado.

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                                   ARTICULO 37
                                     DIETAS

SECCION 1

Se entiende por dietas los gastos de comida y alojamiento en que incurran los empleados cuando son requeridos a trabajar fuera del municipio donde normalmente esta ubicado su centro de trabajo o viceversa, y en horas fuera de su jornada regular de trabajo donde normalmente esta ubicado su centro de trabajo.

SECCION 2

Cuando un empleado es requerido a trabajar en un lugar fuera del municipio donde normalmente esta ubicado su centro de trabajo por un periodo no mayor de un dia, la Compania pagara los gastos de comida y alojamiento hasta las cantidades y bajo las condiciones que se especifican mas abajo:

a. Si sale en o antes de las 6:00 a.m. y regresa en o despues de las 8:00 a.m. del mismo dia, para desayuno el primer ano de convenio se pagara cinco ($5.00), el segundo y tercer ano se pagara cinco dolares con cincuenta centavos ($5.50).

b. Si sale en o despues de las 8:00 a.m. y regresa en o despues de la 1:00 p.m. del mismo dia, para almuerzo el primer ano de convenio se pagara ocho dolares con cincuenta centavos ($8.50), el segundo y tercer ano se pagara nueve dolares ($9.00).

c. Si sale en o despues de la 1:00 p.m. y regresa en o despues de las 7:00 p.m. del mismo dia, para comida el primer ano de convenio se pagara $8.50, el segundo y tercer ano se pagara $9.00.

d. Si el empleado fuese requerido a pernoctar, tendra derecho para alojamiento y se pagara setenta dolares ($70.00) por los tres (3) anos de convenio.

SECCION 3

Los empleados que viajen a las Islas de Vieques y/o Culebra recibiran por concepto de dietas, las siguientes cantidades por los tres (3) anos de convenio se pagara:

Desayuno         Almuerzo         Comida
--------         --------         ------
$5.50            $9.00            $9.00

                                    SECCION 4

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En caso de que un empleado tenga que trabajar en un lugar fuera del municipio donde normalmente esta ubicado su centro de trabajo por un periodo de mas de un dia, durante cuyo termino de tiempo el empleado tenga que hacer sus comidas y dormir en dicho lugar, la Compania pagara la cantidad de noventa y dos dolares ($92.00) el primer ano de convenio, el segundo y tercer ano se pagara noventa y tres dolares con cincuenta centavos ($93.50) diarios, cantidad que cubrira todos los gastos en que incurre el empleado y por cuya cantidad no tendra que presentar recibo o comprobantes. Ademas, de requerirsele que siga trabajando hasta despues de siete (7) horas desde el final de su jornada diaria, se le pagara una dieta por la cantidad de ocho dolares con cincuenta centavos ($8.50) el primer ano de convenio, el segundo y tercer ano nueve dolares ($9.00).

                                    SECCION 5

Para propositos de este articulo, las municipalidades comprendidas en el Area Metropolitana Telefonica se consideraran como un solo centro de trabajo, que son las siguientes: San Juan, Santurce, Hato Rey, Rio Piedras, Pueblo Viejo, Puerto Nuevo, Caparra, Guaynabo, Levittown, Catano, Bayamon, Carolina, Trujillo Alto, Isla Verde y cualquier otra area dentro de esas demarcaciones.

SECCION 6

Se reembolsaran gastos por concepto de dietas a empleados que esten trabajando en el municipio donde normalmente ubica su centro de trabajo en las siguientes circunstancias:

a. A los empleados que trabajen exclusivamente en turnos de madrugada que son los turnos que regularmente terminan despues de las 12:00 de la medianoche se les pagara una merienda por la cantidad de cinco ($5.00) el primer ano de convenio y el segundo y tercer ano cinco dolares con cincuenta centavos ($5.50).

b.       En caso de empleados que trabajen cualquier jornada (diaria) de ocho
         (8) horas y se les requiera que sigan trabajando por hora y media
         (1 1/2) o mas se les pagara una dieta por la cantidad de ocho dolares con cincuenta centavos ($8.50) el primer ano de convenio y el segundo y tercer ano nueve dolares ($9.00) y se le pagara una segunda dieta si continua trabajando hasta despues de siete (7) horas desde el final de su turno diario, por la cantidad de ocho dolares con cincuenta centavos ($8.50) el primer ano de convenio y el segundo y tercer ano nueve dolares ($9.00).

c. En aquellos casos en que a los empleados les sea requerido trabajar en algun lugar fuera del municipio donde normalmente ubica su centro de trabajo y una vez que regresen a su centro de trabajo, o viceversa, y se les requiera que continuen trabajando consecutivamente por una y media (1 1/2) horas o mas, se les pagara la dieta de ocho dolares con cincuenta centavos ($8.50) el primer ano de convenio y el segundo y tercer ano nueve dolares ($9.00) que aqui se dispone. En aquellos casos en que a los empleados se les requiera trabajar en algun lugar fuera del municipio donde normalmente ubica su centro de trabajo y luego de estos trabajar alli su jornada regular de trabajo se les requiere continuar trabajando consecutivamente en dicho lugar por una

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         y media (1 1/2) horas o mas, se le pagara una dieta de ocho dolares con cincuenta centavos ($8.50) el primer ano de convenio y el segundo y tercer ano nueve dolares ($9.00).

Si el empleado continua trabajando hasta despues de siete (7) horas desde el final de su turno diario de ocho (8) horas, se le pagara una segunda dieta.

El tiempo que el empleado incurra en tomar los alimentos no se considerara como tiempo trabajado y el empleado no recibira paga por dicho tiempo.

SECCION 7

En caso de que el empleado sea requerido a trabajar fuera del municipio donde normalmente esta ubicado su centro de trabajo, y durante este periodo de tiempo existan dias feriados entre dos (2) dias laborables, la Compania pagara dietas y hospedaje por dichos dias feriados. En aquellas situaciones en que a un empleado se le requiera reportarse a trabajar un lunes a las 8:00 a.m. fuera del municipio donde normalmente esta ubicado su centro de trabajo, la Compania pagara el hospedaje del domingo anterior segun los terminos de este articulo, siempre y cuando el empleado sea autorizado a pernoctar en un hospedaje durante el domingo anterior.

En aquellos casos donde un empleado sea requerido a trabajar fuera del municipio donde normalmente esta ubicado su centro de trabajo y este se enferma durante este tiempo, la Compania vendra obligada a pagar las dietas dispuestas en este articulo, siempre y cuando el empleado pernocte en el hospedaje en el municipio donde sea requerido a trabajar y cumpla con las disposiciones del articulo de Licencia por Enfermedad y nunca por un periodo en exceso de dos (2) dias.

SECCION 8

Tendran derecho a la dieta que mas adelante se dispone los siguientes empleados:

a. Todo empleado asignado regularmente a Bayamon, Levittown o Catano que le sea requerido trabajar temporeramente en Carolina, Isla Verde o Trujillo Alto, y asimismo, todo empleado asignado regularmente a Carolina, Isla Verde o Trujillo Alto que le sea requerido trabajar temporeramente en Bayamon, Levittown o Catano.

b. Todo empleado asignado regularmente a Bayamon, Levittown o Catano cuando se le requiera asistir a un adiestramiento, en el Centro de Adiestramiento Tecnico (CAT), mientras el mismo se encuentre localizado en Las Virtudes; disponiendose que de ser relocalizado dicho Centro de Adiestramiento, las partes renegociaran este inciso.

En estos casos se pagara una dieta de ocho dolares con cincuenta centavos ($8.50) el primer ano de convenio y el segundo y tercer ano nueve dolares ($9.00) por cada dia que trabaje temporeramente hasta un periodo maximo de treinta (30) dias calendario. Al terminar la asignacion temporera, la dieta antes indicada por cada dia trabajado sera suspendida y el empleado sera reasignado a su centro de trabajo de origen o sera reasignado regularmente al centro de trabajo donde se encuentre prestando sus servicios temporeramente. La Compania podra extender el periodo temporero por un periodo adicional en cuyo caso el empleado continuara recibiendo la dieta de ocho dolares con cincuenta centavos ($8.50) el primer ano de convenio y el segundo y tercer ano nueve dolares ($9.00) hasta que la Compania determine que ha concluido el trabajo que tenia asignado.

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SECCION 9

Todo empleado a quien la Compania le requiera asistir para testificar a favor de esta a vistas al Departamento de Asuntos del Consumidor (DACO), Comision de Servicio Publico y/o cualquier otra agencia gubernamental, estatal o federal y/o tribunal estatal o federal, recibira las dietas de conformidad con la Seccion 2 de este articulo.

SECCION 10

Nada en este articulo se interpretara de manera que pueda conllevar el pago de dieta por mas de un concepto (pago piramidal).

SECCION 11

En caso de que un empleado le sea requerido viajar fuera de Puerto Rico, la Compania pagara los gastos de comidas, segun dispone la Seccion 2 de este articulo y el alojamiento sera por el costo del mismo, segun recibo con previa autorizacion de la Compania.

SECCION 12

LA COMPANIA RETENDRA EN EL ORIGEN TODAS LAS DEDUCCIONES QUE CORRESPONDAN EN LEY O REGLAMENTO.

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                                   ARTICULO 38
                                 TRANSPORTACION

SECCION 1

Cuando un empleado sea requerido a trabajar en un lugar fuera de donde normalmente esta ubicado su centro de trabajo, la Compania segun sea el caso, suministrara la transportacion, pagara por adelantado o reembolsara los gastos de transportacion en que este incurra, segun se dispone mas adelante.

SECCION 2

Los gastos de transportacion deberan ser aprobados y pagados por la Compania con anterioridad a que se incurran, disponiendose que no se consideraran gastos reembolsables los gastos de transportacion en que normalmente incurre un empleado en ir y/o venir (desde su residencia) a su centro de trabajo; ademas no se pagaran gastos de transportacion cuando la transportacion es suplida por la Compania.

SECCION 3

A los empleados autorizados a usar sus vehiculos privados se les pagara a razon de treinta y nueve centavos ($0.39) por milla para vehiculos sin seguro de responsabilidad publica y a cuarenta y tres centavos ($0.43) por milla para vehiculos con seguro de responsabilidad publica. Para determinar las millas a los fines de reclamar el pago se utilizaran las tablas de distancias entre pueblos preparada por la Autoridad de Carreteras y la del Area Metropolitana preparada por la Compania. Cuando no puedan aplicarse las tablas de distancias se utilizara el sistema de reembolso y el empleado debera informar las millas recorridas.

SECCION 4

Cuando la Compania ordene a un empleado a realizar un viaje oficial por necesidades del servicio o cuando lo asigne a unas labores temporeras fuera de su centro de trabajo regular le proveera a dicho empleado los medios de transportacion desde su centro de trabajo, o en su lugar, le pagara por adelantado los gastos de transporte por las millas que tenga que viajar en dicho viaje oficial o por las que tenga que viajar debido a la asignacion temporera desde su centro de trabajo regular.

Esta seccion aplica tan solo cuando el empleado se presenta a su centro regular de trabajo y durante el mismo dia es luego enviado a trabajar a otro sitio.

SECCION 5

Cuando la Compania le requiere a un empleado que viaje directamente desde su casa a otro centro de trabajo donde se le ha asignado temporeramente, la Compania le pagara a dicho empleado por las millas de distancia que existan entre su centro regular de trabajo y el centro donde se le ha asignado temporeramente. Quedan excluidas de los beneficios de esta seccion las asignaciones por peticion del empleado.

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SECCION 6

Cuando a un empleado le sea requerido utilizar transportacion publica se le reembolsara de acuerdo a la tarifa vigente en el medio de transportacion utilizado. No se reembolsara a base de la tarifa de un medio cuando el utilizado es otro medio. El uso de taxis estara condicionado a que el empleado presente conjuntamente a su solicitud de reembolso la siguiente informacion: licencia del taxi, nombre de la linea y el numero del taxi.

SECCION 7

Para tener derecho al pago o al reembolso de cualquier gasto provisto en este articulo, el empleado debera completar los formularios que para este proposito establezca la Compania.

SECCION 8

Cuando la Compania determine por necesidad del servicio trasladar permanentemente a un empleado de un municipio a otro y como resultado de dicho traslado el empleado cambie su residencia al municipio donde ha sido trasladado, la Compania le compensara por los siguientes gastos:

         a. Gastos de mudanza realmente incurridos los cuales deberan ser aprobados previamente y justificados por un recibo firmado por la empresa de mudanza.

         b. Gastos de transportacion, dietas y alojamiento de conformidad con los terminos de este Convenio durante el tiempo que el empleado tenga que viajar a la nueva area de trabajo hasta que traslade permanentemente su residencia por un periodo de hasta treinta (30) dias laborables a partir de la fecha efectiva del traslado. Si el empleado no se ha mudado dentro de los sesenta
                  (60) dias siguientes al traslado, solo tendra derecho a los beneficios provistos en la Seccion 9 de este articulo y por lo tanto debera devolver lo cobrado en exceso.

Quedan excluidos de los beneficios de esta seccion los traslados permanentes efectuados dentro de los limites de las demarcaciones de San Juan, Santurce, Hato Rey, Rio Piedras, Pueblo Viejo, Puerto Nuevo y Caparra y cualquier otra area dentro de esas demarcaciones, asi como los traslados efectuados por peticion del empleado.

SECCION 9

Cuando por necesidad del servicio la Compania determine trasladar permanentemente a un empleado de un municipio a otro y el empleado no mude su residencia, este tendra derecho a recibir gastos de transportacion y dietas por un periodo de treinta (30) dias laborables por las millas de distancia en exceso, si algunas, que tenga que viajar entre su antiguo centro regular de trabajo y su residencia y su nuevo centro regular de trabajo y su residencia. Esto se medira por carretera por la ruta mas cercana.

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SECCION 10

Para fines exclusivos de este articulo se entendera por traslado:

         a. Cualquier cambio permanente de un municipio a otro siempre que el empleado continue en su misma clasificacion ocupacional.

         b. Cada una de las siguientes areas sera considerada como un municipio:

                  1)       San Juan-Santurce-Isla Verde

                  2)       Hato Rey-Rio Piedras

                  3)       Pueblo Viejo (incluye Caparra y Puerto Nuevo)

         c.       Ademas, el area de Levittown se incluira en el municipio de
                  Catano.

SECCION 11

Para fines exclusivos de traslados motivados por reubicacion de centro de trabajo se considerara el area metropolitana telefonica como un solo municipio incluyendo todos los siguientes: San Juan, Santurce, Hato Rey, Rio Piedras, Guaynabo, Pueblo Viejo, Levittown, Catano, Bayamon, Carolina, Trujillo Alto, Isla Verde y cualquier otra area dentro de esas demarcaciones. Sin embargo tendra derecho al millaje por el termino provisto en este articulo todo empleado asignado regularmente a Bayamon, Levittown o Catano que sea trasladado permanentemente a Carolina, Isla Verde o Trujillo Alto o vice versa.

SECCION 12

Quedan excluidos de los beneficios de este articulo los traslados que ocurran por peticion del empleado.

SECCION 13

En caso que la Compania adopte una politica de pago de millaje que sea superior a lo establecido en este Convenio a ser aplicable a empleados no cubiertos, dicha politica le sera aplicable a la Unidad Contratante.

SECCION 14

         a. Los empleados que sean asignados a trabajar en un municipio o lugar de la Isla en que se compruebe que no existe hospedaje adecuado y sean autorizados por la Compania a alojarse en otro municipio cercano donde exista hospedaje adecuado, tendran derecho a recibir los beneficios contemplados en este articulo relacionados con la transportacion desde el hospedaje autorizado al centro de trabajo asignado.

         b. Cuando los empleados sean asignados a trabajar temporeramente fuera de su area regular de trabajo en un municipio o lugar de la Isla donde se les requiera pernoctar en dicho lugar, la Compania debera proveer la transportacion adecuada.

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SECCION 15

Los empleados del Departamento de Trafico que trabajen turnos nocturnos y que terminan su turno de trabajo entre las 10:00 p.m. y las 12 de la medianoche, recibiran paga para transportacion por la cantidad de $4.25.

SECCION 16

Se aplicaran las disposiciones de este articulo, excepto la Seccion 5, a los Instaladores/Probadores de equipo de Oficina Central que se reporten a su centro de trabajo y que durante el transcurso de ese dia se les requiera trabajar en otro centro de trabajo.

SECCION 17

LA COMPANIA RETENDRA EN EL ORIGEN TODAS LAS DEDUCCIONES QUE CORRESPONDAN EN LEY O REGLAMENTOS.

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                                   ARTICULO 39
                               USO DE AUTOMOVILES

SECCION 1

En todos los casos en que a un empleado se le requiera el uso de su automovil en gestiones oficiales de su trabajo, por no haber vehiculo de la flota disponible
o que su deber se lo exija, la Compania respondera por los danos a la propiedad ajena y danos corporales a terceras personas que hayan surgido como consecuencia de un accidente por la utilizacion de dicho automovil.

SECCION 2

El empleado tendra que notificar inmediatamente a la policia y tan pronto sea posible a su supervisor inmediato (dentro de 24 horas) y permanecera en el lugar de los hechos, hasta tanto llegue la policia y rinda el informe correspondiente, excepto cuando ello no sea factible. El empleado PROCEDERA CONFORME A LA PRACTICA DE LA COMPANIA FI-455 DEL 1 DE OCTUBRE DE 2001 - PROCEDIMIENTO PARA REPORTAR ACCIDENTES DE VEHICULOS CON DANOS A PROPIEDAD Y/O PERSONAS - (INCLUYE FORMA F-603, REVISADA), rendira un informe de accidente de automovil (Forma F-603 revisada) con la firma de su supervisor inmediato, indicando el numero de querella y cualquier otro informe que la Compania le requiera.

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                                   ARTICULO 40
                  DIAS FERIADOS Y DIAS FERIADOS LIBRES CON PAGA

                                    SECCION 1

Los empleados regulares cubiertos por este Convenio recibiran paga por todas las horas de trabajo regular y disfrutaran tiempo libre con paga con las excepciones dispuestas en este articulo en los siguientes dias festivos:

 1.      1ro de enero                Dia de Ano Nuevo
 2.      6 de enero                  Dia de Reyes
 3.      2do lunes de enero*         Dia de Eugenio Maria de Hostos
 4.      3er lunes de enero          Dia de Martin Luther King
 5.      3er lunes de febrero        Dia de George Washington
 6.      22 de marzo*                Dia de la Abolicion de la Esclavitud
 7.      Movible                     Viernes Santo
 8.      3er lunes de abril*         Dia de Jose de Diego
 9.      Ultimo lunes de mayo        Dia de la Conmemoracion
10.      4 de julio                  Dia de la Independencia de E.U.
11.      3er lunes de julio*         Dia de Luis Munoz Rivera
12.      25 de julio                 Dia de la Constitucion del E.L.A.
13.      27 de julio*                Dia de Jose Celso Barbosa
14.      1er lunes de sept.          Dia del Trabajo
15.      12 de octubre               Dia del Descubrimiento de America
16.      1er martes de nov.          Dia de Elecciones Generales (cada 4 anos)
17.      11 de noviembre             Dia del Veterano
18.      19 de noviembre*            Dia del Descubrimiento de P.R.
19.      4to jueves de nov.          Dia de Accion de Gracias
20.      25 de diciembre             Dia de Navidad
21.      Individual                  Dia del Cumpleanos del Empleado

Si cualquiera de las fechas antes indicadas fueran cambiadas mediante legislacion, se entendera este articulo enmendado a esos efectos.

SI DURANTE LA VIGENCIA DE ESTE CONVENIO LA LEGISLATURA DE PUERTO RICO O ESTADOS UNIDOS DECRETAN POR LEY UN DIA FERIADO, QUE SEA APLICABLE A LA PRT, LA COMPANIA Y LA UIET SE REUNIRAN PARA DISCUTIR LA IMPORTANCIA DEL EVENTO Y CONVENIENCIA DE CONSIDERAR EL NUEVO DIA FERIADO.

SIEMPRE QUE LOS DIAS ANTES INDICADOS SEAN DOMINGO, EL DIA SIGUIENTE SERA CONSIDERADO FERIADO.

Cuando uno de los dias feriados reconocidos en este articulo coincida con otro dia feriado, el siguiente dia laborable sera considerado para todos los efectos como dia feriado.

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SECCION 2

El personal regular a quien la Compania requiera trabajar en dias feriados, recibira ademas de su paga basica, paga a tiempo y medio por cada hora trabajada, con excepcion a lo dispuesto en la Seccion 5 de este articulo.

Disponiendose que cuando el dia de cumpleanos coincida con un dia fuera de su jornada regular o con otro dia feriado, su siguiente dia laborable sera considerado, para todos los efectos de este Convenio, su dia de cumpleanos.

SECCION 3

Para poder tener derecho a paga por el dia feriado, los empleados tendran que haber trabajado el ultimo dia de trabajo asignado anterior, asi como el dia de trabajo asignado despues de un dia feriado. El empleado que estuviere ausente durante el dia de trabajo asignado anterior y/o despues de un dia feriado y no recibe paga alguna de la Compania durante dicha ausencia, no recibira paga por el dia feriado. Una ausencia en tales dias debidamente justificada, que le de derecho a recibir paga durante tal ausencia, recibira tambien paga por el dia feriado.

SECCION 4

LOS DIAS FERIADOS CON DERECHO A PAGA COMO SE ESPECIFICAN EN LA SECCION 1 DE ESTE ARTICULO SON AQUELLOS QUE COINCIDEN CON UN DIA REGULAR DE TRABAJO ASIGNADO. CUANDO UN DIA FERIADO DE LOS ENUMERADOS EN ESTE ARTICULO SE CELEBRE DURANTE LOS DIAS DE LUNES A VIERNES DE CUALQUIER SEMANA Y DICHO DIA FERIADO COINCIDA CON EL DIA LIBRE DEL EMPLEADO EN TURNOS IRREGULARES, SE LE COMPENSARA POR DICHO DIA FERIADO EN ARMONIA CON ESTE ARTICULO.

Seccion 5

Aquellos empleados que voluntariamente esten dispuestos a trabajar los dias feriados marcados con asterisco (*), podran solicitar renunciar el recibir la paga a tiempo y medio dispuesto en la Seccion 1 y sustituirlo por el disfrute de tiempo libre igual al trabajado hasta un maximo de ocho (8) horas, bajo el siguiente criterio:

         1. El empleado solicitara por escrito, antes de comenzado el ano, las fechas en que disfrutara los dias feriados libres con paga marcados con asterisco en la Seccion 1.

         2. Al concederle dias feriados con paga al empleado, la Compania tomara en consideracion primeramente las necesidades del servicio.

         3. Los dias feriados con paga seran disfrutados y compensados de acuerdo a la jornada regular de trabajo de cada empleado (8 horas).

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         4.       La Compania programara, de la misma forma y criterios que
                  establece el programa regular de vacaciones, el calendario de disfrute de los dias libres feriados con paga que el empleado solicite voluntariamente.

         5. El empleado que trabaje el dia feriado libre con paga, previamente programado, tendra la opcion de que el mismo se le pague de acuerdo a lo dispuesto en la Seccion 1 o, tendra la opcion del disfrute de dicho dia libre con paga a ser reprogramado dentro de un periodo no mayor de noventa (90) dias de la fecha en que lo trabajo.

         6. Los dias feriados libres con paga se disfrutaran segun el programa anual. Estos dias no se podran posponer para disfrute el proximo ano. Un dia feriado libre con paga se podra fraccionar para su disfrute en dos (2) periodos de cuatro (4) horas consecutivas, a peticion del empleado.

         7. A solicitud del empleado durante el transcurso del ano, estos dias pueden ser reprogramados en dias que no hayan sido previamente seleccionados por otros empleados, siempre y cuando las necesidades del servicio asi lo permitan. El empleado debera presentar una solicitud de cambio con por lo menos cuarenta y ocho (48) horas de anticipacion, previo al dia originalmente programado.

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                                   ARTICULO 41
                                   PLAN MEDICO

SECCION 1

Durante la vigencia de este Convenio Colectivo la Compania se compromete a proveer un plan medico con los mismos beneficios provistos por el plan medico que se encontraba en vigor a la firma de este Convenio, incluyendo beneficios de queratotomia, quiropracticos, psicologos y vacunas (hepatitis A y B y refuerzos para ninos), PRUEBA DE AUDICION, PODIATRA Y SERVICIO DE TELECONSULTA, con las cubiertas, deducibles y limitaciones dispuestas en el plan. SE REEMBOLSARA A COSTO DE TRATAMIENTO EN PUERTO RICO. EN CASO DE EMERGENCIA DURANTE UN VIAJE AL EXTRANJERO, EL REEMBOLSO NO ESTARA LIMITADO AL COSTO DEL TRATAMIENTO EN PUERTO RICO. LA COMPANIA NO PAGARA EL COSTO DEL PLAN MEDICO PARA NINGUN DEPENDIENTE OPCIONAL. El empleado seleccionara una de las siguientes alternativas ofrecidas por la proveedora de servicios medicos y aportara bisemanalmente las cantidades abajo indicadas segun su seleccion:

                                                              Aportacion durante
                                                              la vigencia de este
                                                              Convenio Colectivo
a.       Basica (H-MQ-A) + Major
         Medical (M-3) + Farmacia                                   $2.70

b.       Basica (H-MQ-A) + Major
         Medical (M-3) + Dental (D-49)                              $2.72

c.       Basica (H-MQ-A) + Major
         Medical (M-3) + Dental (D-49)
         + Farmacia                                                 $6.54

LOS MEDICAMENTOS DE MARCAS TENDRAN UN DEDUCIBLE DE $8.00 CADA UNO DURANTE LOS PRIMEROS DOS (2) ANOS DE CONVENIO Y DE $9.00 CADA UNO DURANTE EL TERCER ANO DE CONVENIO. Los medicamentos fuera del mostrador ("over the counter") o medicamentos sin leyenda federal seran con deducible a razon de $3.00 por cada uno de ellos recetados.

SECCION 2

El empleado, al suscribir el formulario de solicitud provisto por la compania proveedora de servicios medicos, aceptara los terminos y condiciones que esta compania haya impuesto. La Union y el empleado aceptan que los terminos y condiciones del plan medico seleccionado no son negociables. El empleado debera permanecer en la alternativa seleccionada hasta que se cumpla el aniversario del plan, en cuya fecha podra cambiar de una de las tres alternativas a otra.

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SECCION 3

La Compania enviara mensualmente a la proveedora de servicios medicos las aportaciones totales correspondientes mientras el empleado permanezca en empleo activo con la Compania, es decir que la Compania cesara su aportacion cuando el empleado por cualquier razon sea despedido, cesanteado, o mientras este suspendido por mas de treinta (30) dias.

SECCION 4

La Union autoriza la deduccion individual a cada empleado unionado por la aportacion que corresponda segun la alternativa seleccionada por el empleado, segun se dispone en la Seccion 1 de este articulo.

SECCION 5

Para obtener los servicios de hospitalizacion para condiciones de salud mental que esten relacionadas con la rehabilitacion por el abuso de sustancias (drogas) y alcohol a traves del plan medico, los empleados deberan solicitar los servicios del Programa de Ayuda al Empleado (PAE) de la Compania y obtener una pre-autorizacion de este. De no solicitar los servicios y no obtener la pre-autorizacion del PAE, los beneficios no estaran cubiertos y su pago sera responsabilidad del empleado. Este requisito aplica al empleado cubierto por el plan medico.

Si el empleado fuese hospitalizado y se determinara que es por uso o abuso de sustancias o alcohol, las hospitalizaciones y tratamientos ambulatorios subsiguientes tambien deberan ser preautorizadas por el PAE.

SECCION 6

La Union y los empleados unionados acuerdan y se comprometen al uso adecuado del plan medico.

                                    SECCION 7

La Compania podra modificar el Plan Medico vigente a la terminacion del Convenio Colectivo, en cuyo caso de considerarlo necesario, le notificara a la Union dicha intencion para que la Union presente cualquier sugerencia que entienda pertinente.

                                    SECCION 8

El Plan Medico sera administrado unicamente de acuerdo a sus provisiones y ningun asunto relacionado con el Plan Medico, ni cualquier diferencia que surja relacionada con este, estara sujeto al Procedimiento de Querellas o al proceso de arbitraje de este Convenio Colectivo. La seleccion del Administrador del Plan Medico, la administracion del Plan Medico y todos los terminos y condiciones relacionados a lo antes expuesto y la solucion de cualquier discrepancia relacionada con los terminos, condiciones, interpretacion, administracion o beneficios adecuados, sera determinada por y estara sujeta unicamente a la discrecion de la Compania.

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                                   ARTICULO 42
                          SALARIOS DE NUEVOS EMPLEADOS

Seccion 1

TODO PERSONAL NUEVO QUE INGRESE A LA COMPANIA DESPUES DE LA FECHA EFECTIVA DE ESTE CONVENIO INGRESARA CON EL TIPO DE SALARIO POR HORA QUE APLIQUE AL GRUPO OCUPACIONAL DE LA PLAZA QUE PERTENEZCA SEGUN LA SIGUIENTE ESCALA:

   Grupo                      Tipo por Hora
Ocupacional              a la firma del Convenio
-----------              -----------------------
   1 a 3                          $5.25
     4                            $5.25
     5                            $5.50
     6                            $5.75
     7                            $6.00
     8                            $6.50
     9                            $6.75
    10                            $7.00
    11                            $7.50

Se estipula ademas, que los salarios para nuevos empleados aqui establecidos, se mantendran a un nivel de diez centavos ($0.10) por hora sobre el salario minimo aplicable a cada nivel.

LOS EMPLEADOS QUE INGRESEN DESPUES DE LA FIRMA DE ESTE CONVENIO TENDRAN DERECHO A LOS AUMENTOS QUE SE CONCEDERAN AL PRIMER, SEGUNDO Y TERCER ANIVERSARIO, SIEMPRE Y CUANDO SEAN EMPLEADOS REGULARES A LA FECHA EN QUE ESTOS AUMENTOS SE CONCEDAN.

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                                   ARTICULO 43
                                    SALARIOS

SECCION 1

Todo empleado cubierto por este convenio colectivo que sea empleado regular en las fechas que se disponen mas adelante, recibira los aumentos por hora que se proveen:

Al 18 de enero de 2003             Al 18 de enero de 2004                Al 18 de enero de 2005

$0.60         Por Hora             $0.60         Por Hora                $0.60         Por Hora

Seccion 2

El personal que se ascienda durante la vigencia de este Convenio recibira un aumento de veinte centavos ($0.20) por hora por cada grado en que ascienda, si su clasificacion anterior es de los grados 1 al 6 y un aumento de veinticinco centavos ($0.25) por hora por cada grado que ascienda si su clasificacion anterior es de los grados 7 al 8 y un aumento de treinta centavos ($0.30) por hora por cada grado que ascienda si su clasificacion anterior es de los grados 9 y 10.

                                    SECCION 3

La Union entiende y acepta que el aumento de salario dispuesto en este Convenio ha sido acordado a base del compromiso de parte de cada uno de los empleados de la unidad contratante de aumentar significativamente su produccion de manera de colocar a la Compania en condiciones de lograr los objetivos de mejoramiento y expansion del servicio telefonico.

SECCION 4

No empece a lo establecido como salario minimo por hora en el articulo de Salario de Nuevos Empleados y en este articulo, la Compania podra establecer uno
o mas programa(s) de incentivo(s) para cualquier clasificacion(nes) de trabajo cubierta en este Convenio Colectivo, asi como modificar, cambiar, eliminar, o restablecer dicho(s) programa(s), siempre que los mismos no afecten y/o disminuyan los salarios minimos por hora establecidos en el articulo de Salario de Nuevos Empleados y en este articulo.

                                   ARTICULO 44
                               BONO POR ASISTENCIA

BONO DE TRES (3) DIAS POR ASISTENCIA PERFECTA, CONTANDO TODA AUSENCIA, SALVO VACACIONES; EXCUSADO POR LA EMPRESA POR FALTA DE TRABAJO Y LICENCIA SIN PAGA PARA FINES SINDICALES.

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                                   ARTICULO 45
                                  DIFERENCIALES

                    SECCION 1 - Diferencial Turnos Nocturnos

La Compania pagara un diferencial de ochenta centavos ($0.80) por hora trabajada como parte de la jornada regular de trabajo en turnos nocturnos, que son todos aquellos turnos que regularmente terminan entre las 9:00 P.M. y 12:00 de la media noche (mn).

El turno nocturno puede ser coincidentalmente un turno partido con derecho a paga de diferencial segun se estipula en la seccion de Diferencial de Turnos Partidos. En estos casos el empleado solamente recibira la paga de un diferencial (el mas alto de los dos).

SECCION 2 - Diferencial Turnos Partidos

La Compania pagara un diferencial de noventa centavos ($0.90) por hora trabajada como parte de la jornada regular de trabajo en turnos con dos (2) o mas horas de separacion entre las dos partes del mismo. Para tener derecho a este pago de diferencial, tendran que haber transcurrido dos (2) o mas horas de separacion entre las dos partes del turno. La separacion entre las dos partes del turno no excedera de cuatro (4) horas.

El turno partido puede ser coincidentalmente un turno nocturno con derecho a paga de diferencial segun se estipula en la seccion de Diferencial de Turnos Nocturnos. En estos casos el empleado solamente recibira la paga de un diferencial, (el mas alto de los dos).

SECCION 3 - Diferencial Turnos de Madrugada

La Compania pagara un diferencial de un dolar ($1.00) por hora trabajada como parte de la jornada regular de trabajo en turnos de madrugada, que son todos aquellos turnos que regularmente terminan entre las 12:00 de la media noche (mn) y las 7:00 A.M.

SECCION 4

La Compania concedera a todos los empleados de la unidad contratante un diferencial de salario de ochenta centavos ($0.80) por hora que trabajen en turnos regulares que comprendan los dias sabados y/o domingos (se pagara el diferencial solamente por las horas trabajadas el dia sabado y domingo). Este diferencial no aplica en casos que se trabaje sabados y/o domingos en sobretiempo (overtime).

SECCION 5

Estos diferenciales seran parte de y no en adicion a cualquier diferencial que se provea por ley o reglamento aplicable a la Compania para trabajo en horario comprendido en los turnos incluidos en las secciones 1, 2 y 3 de este articulo.

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                                   ARTICULO 46
                                 BONO DE NAVIDAD

Todo empleado regular cubierto por este Convenio que reuna los requisitos dispuestos por la Ley del Bono (Ley #148 de 30 de junio de 1969, segun enmendada) tendra derecho a recibir un Bono de Navidad de 8% por cada ano de convenio sobre el total de salarios recibidos durante el ano bono. El termino salario no incluira pagos hechos al empleado por concepto de Licencia Ocupacional, Licencia por Enfermedad Prolongada y el Bono de Navidad del ano anterior. El mismo sera pagadero entre el 1ro y el 15 de diciembre de cada ano de Convenio.

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                                   ARTICULO 47
                                    PENSIONES

SECCION 1

LA COMPANIA ACUERDA MANTENER EN VIGOR EL PLAN DE PENSIONES CONOCIDO COMO "PUERTO RICO TELEPHONE COMPANY PENSION PLAN FOR HOURLY EMPLOYEES" PUESTO EN VIGOR EL 1RO DE ENERO DE 1972, Y ACUERDA ENMENDAR LA FORMULA QUE SE UTILIZA PARA DETERMINAR LA PENSION MENSUAL de empleados que se jubilan durante este convenio, EN LA FORMA SIGUIENTE:

         - LOS ANOS DE SERVICIO HASTA 20 ANOS TRABAJADOS SE PAGARAN A RAZON DE $52.00 POR ANO DE SERVICIO.

         - LOS ANOS DE SERVICIO SOBRE 20 SE PAGARAN A $60.00 POR CADA ANO DE SERVICIO SOBRE 20.

LA EMPRESA ACUERDA HACER LOS CAMBIOS NECESARIOS PARA PASAR LOS SERVICIOS DE LOS OFICINISTAS DEL PLAN GERENCIAL AL PLAN "HOURLY EMPLOYEES" (UIET).

SECCION 2

Para tener derecho a una pension normal y completa el empleado regular debera haber cumplido 62 anos de edad y por lo menos veinte (20) anos de servicio acreditado. Un empleado tendra derecho a una pension sin ninguna reduccion de cumplir 30 anos de servicio.

SECCION 3

Para tener derecho a una pension prematura ("early retirement") el empleado regular debera haber cumplido la edad de 52 anos con por lo menos veinte (20) anos de servicio acreditado.

SECCION 4

Para determinar la pension prematura ("early retirement") se utilizara la misma formula para determinar la pension normal y del resultado se deducira un tres porciento (3%) por cada ano que se anticipe su pension a la edad de 62 anos.

SECCION 5

Se enmienda la seccion de Pension Diferida ("Vesting Right") a solamente haber cumplido cinco (5) anos de servicio acreditado con la Compania. En estos casos la pension se calcularia a base de la formula que este en vigencia a la fecha en que el empleado ha renunciado o ha sido separado de la Compania. Las pensiones diferidas ("Vesting Right") son calculadas a base del valor actuarial al momento en que el empleado se acoge o solicita su pension regular al cumplir 62 anos de edad.

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SECCION 6

Se establece un beneficio adicional para los conyuges de los empleados en caso de muerte. Este beneficio provee en el caso de la muerte de un empleado, antes de retirarse, y que sea elegible a la fecha de su muerte, a una pension prematura ("Early Retirement"), un beneficio pagadero a su conyuge. La cantidad a pagarse de este beneficio sera el beneficio acumulado hasta la fecha de su muerte reducido por el factor correspondiente de retiro prematuro (5% por cada ano en que se anticipe a tener 62 anos de edad si aun no ha cumplido 20 anos de servicio acreditado, o 3% por cada ano en que se anticipe a tener 62 anos de edad si tiene 20 anos o mas de servicio acreditado a la fecha de su muerte). En los casos de los empleados que mueren despues de haber cumplido los 52 anos de edad y que estos hayan elegido una de las opciones reducidas que provee el plan en caso de muerte despues de jubilarse, la cantidad del beneficio sera reducida actuarialmente basandose estrictamente en la opcion que el empleado haya seleccionado.

La Compania y la Union acuerdan que las enmiendas y/o cambios antes indicados seran aplicables a cualquier empleado de la unidad contratante que se jubile despues de la firma del presente Convenio.

SECCION 7

El beneficio del plan de pensiones sera pagado en su totalidad por la Compania.

SECCION 8

A los empleados que se acojan a este beneficio, durante la vigencia del Convenio, recibiran el siguiente pago ("lump sum"):

         5 a 20 anos de servicio              6 meses de sueldo
         21 a 29 anos de servicio             9 meses de sueldo
         30 o mas anos de servicio           12 meses de sueldo

SECCION 9

TODOS LOS EMPLEADOS DE LA UNIDAD APROPIADA QUE RECIBAN EL BENEFICIO DEL RETIRO DESPUES DE LA FIRMA DE ESTE CONVENIO SERAN ELEGIBLES A PARTICIPAR EN UN PLAN MEDICO FAMILIAR QUE SERA SIMILAR AL QUE SE LE PROVEE A LOS EMPLEADOS CUBIERTOS POR ESTE CONVENIO, SIN EL BENEFICIO DE CUBIERTA DENTAL.

El empleado jubilado tendra que realizar las aportaciones que se indican en el Articulo 41 (Plan Medico), durante la vigencia de este Convenio.

LOS EMPLEADOS DE LA UNIDAD CONTRATANTE QUE SE JUBILEN DESPUES DEL 30 DE JUNIO DE 2003, PAGARAN COMENZANDO EL ULTIMO ANO DE CONVENIO, LA MITAD DE LOS AUMENTOS DE CADA ANO, SI ALGUNO, EN EL COSTO DEL PLAN MEDICO DE LA COMPANIA. A LOS EMPLEADOS QUE SE JUBILEN DURANTE ESTE CONVENIO ANTES DEL 1 DE JULIO DE 2003, NO APLICA LA CLAUSULA DE PAGAR LA MITAD DE AUMENTOS EN COSTO DEL PLAN MEDICO COMENZANDO EL TERCER ANO DEL CONVENIO. PARA ESTAR CUBIERTOS POR EL PLAN MEDICO PARA JUBILADOS, ES NECESARIO QUE LOS EMPLEADOS

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QUE SE JUBILEN SE ACOJAN A TODA LA COBERTURA QUE LES OFRECE MEDICARE, INCLUSO LA
PARTE B, Y COBERTURA DE MEDICAMENTOS SI MEDICARE LA OFRECIERA EN EL FUTURO. ESTA PROPUESTA NO APLICA A PERSONAS QUE SE JUBILARON ANTES DE LA FIRMA DEL CONVENIO QUE SE ESTA NEGOCIANDO.

EL AUMENTO EN LA APORTACION AL PLAN MEDICO POR DICHOS JUBILADOS PARA EL 2005 SE CALCULA DE LA SIGUIENTE MANERA: EL 50% DEL AUMENTO, SI ALGUNO, EN EL COSTO DE PRT PER CAPITA MENSUAL DEL PLAN MEDICO PARA EL ANO 2004 COMPARADO CON EL 2003. EN EL 2006 Y ANOS SUBSIGUIENTES, SE HARA LA MISMA COMPARACION DE LOS DOS (2) ANOS ANTERIORES PARA DETERMINAR LA APORTACION ADICIONAL, SI ALGUNA, QUE HARA EL EMPLEADO QUE SE JUBILE DURANTE ESTE CONVENIO; SOBRE LO QUE YA ESTA APORTANDO.

EN LUGAR DE ESTAR CUBIERTO POR EL PLAN MEDICO DE LA COMPANIA, Y HACER LA APORTACION QUE ARRIBA SE INDICA, DICHO JUBILADO PODRA OPTAR PORQUE LA COMPANIA APORTE NO MAS DE X A OTRO PLAN MEDICO DE SU SELECCION, INCLUYENDO EL QUE SE MENCIONA EN EL PROXIMO PARRAFO.

LA COMPANIA Y LA UNION HARAN SUS MEJORES GESTIONES HACIA OBTENER DE UNA ASEGURADOR DE SALUD UN PLAN MEDICO ALTERNO PARA DICHOS JUBILADOS A SER EFECTIVO EN 2005 QUE TENGA UNA PRIMA MENSUAL NO MAYOR A X. SI EL RESULTADO DE LAS GESTIONES ES INFRUCTUOSO, ELLO NO ANULARA LO DISPUESTO EN ESTA SECCION.

X PARA EL ANO 2005 SIGNIFICA EL COSTO DE PRT PER CAPITA MENSUAL DEL PLAN MEDICO PARA EL ANO 2004 MAS EL 50% DEL AUMENTO, SI ALGUNO, SOBRE EL COSTO PER CAPITA DE PRT MENSUAL DEL PLAN MEDICO PARA EL ANO 2003, Y ASI SUCESIVAMENTE PARA ANOS POSTERIORES CON RELACION AL ANO ANTERIOR.

ADEMAS, LA COMPANIA SUMINISTRARA A LA UNION AQUELLA INFORMACION QUE LE PERMITA VERIFICAR EL COSTO ANUAL DEL PLAN MEDICO DE LA COMPANIA.

SECCION 10

Todo empleado de la unidad contratante que solicite este beneficio durante la vigencia del Convenio, podra solicitar acogerse al beneficio de Seguro Social Nivelado (Social Security Level Option), bajo los terminos y condiciones establecidos por la Compania.

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                                   ARTICULO 48
                              PUBLICACION DE TURNOS

                                    SECCION 1

La Compania preparara y publicara los turnos de trabajo de cualquier grupo de empleados o de cada empleado con quince (15) dias de anticipacion. Los turnos rotativos que comprenden el horario de 8:00 A.M. a 12:00 M y 1:00 P.M. y 5:00 P.M. de lunes a viernes, no tendran que ser publicados, excepto en los Centros de Trabajo que se trabajen turnos despues de las 5:00 PM, como los Centros de Llamadas de Operadores, Reparaciones, Representantes de Servicios, y otros Centros de Llamadas.

SOLO EN CASOS DE EMERGENCIA Y/O POR NECESIDADES DEL SERVICIO, LOS TURNOS PODRAN SER CAMBIADOS E INFORMADOS AL EMPLEADO CON 48 HORAS DE ANTICIPACION. SE ENTENDERA POR EMERGENCIAS Y NECESIDADES DEL SERVICIO CASOS TALES COMO: AVERIAS MAYORES Y/O QUE AFECTEN UN NUMERO SUSTANCIAL DE CLIENTES QUE INTERRUMPAN LOS SERVICIOS DE LAS COMUNICACIONES, CONDICIONES ATMOSFERICAS SEVERAS, CONGESTION DE LLAMADAS EN LOS SERVICIOS POR HABERSE AFECTADO OTROS CENTROS DE LLAMADAS, AUSENTISMO INESPERADO Y NECESIDADES DE ADIESTRAMIENTOS ESPECIALES EN FORMA IMPREVISTA.

                                    SECCION 2

La Compania asignara los turnos de trabajo en cada centro de trabajo, siguiendo el siguiente principio: los turnos se asignaran para beneficio del empleado de acuerdo a la antiguedad en la Compania. El empleado con mayor antiguedad podra ceder su turno a otro empleado con menos antiguedad. Para poder ceder un turno el empleado tendra que notificarle a su supervisor inmediato con por lo menos quince (15) dias de anticipacion.

                    SECCION 3 - Turnos Empleadas Embarazadas

Una empleada embarazada que trabaje un turno nocturno o de madrugada tendra derecho a sustituir al empleado o empleada de menos antiguedad que trabaje en su mismo centro de trabajo y en su misma clasificacion en el turno diurno, siempre y cuando este capacitada para realizar el trabajo, durante su septimo y octavo mes de embarazo. A su retorno luego de su licencia por maternidad, la empleada se reintegrara al sistema de turno que le corresponda.

SECCION 4

Los turnos rotativos tienen el proposito de aumentar la productividad y mejorar los servicios a los clientes, en todas las areas de trabajo de la Compania.

                                    SECCION 5

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En el caso de que empleados en puestos diestros y semidiestros donde se trabajen turnos nocturnos, dias feriados y fines de semana, se podra asignar a turnos el personal de mayor antiguedad si el personal de menor antiguedad no tiene las destrezas, los adiestramientos completados o los conocimientos requeridos para realizar el trabajo. La asignacion se hara por un termino no mayor de 30 dias en un periodo de seis (6) meses dentro de un (1) ano calendario.

DE EL EMPLEADO DE MAYOR ANTIGUEDAD BRINDAR SU CONSENTIMIENTO Y LAS NECESIDADES DEL SERVICIO LO REQUIERAN, LA COMPANIA PODRA EXTENDER LA ASIGNACION POR UN MAXIMO DE 30 DIAS ADICIONALES.

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                                   ARTICULO 49
                                  PROGRESIONES

Cuando un empleado se vea impedido de progresar en su clasificacion debido a que la Compania no ha ofrecido el o los cursos requeridos para su progresion, o cuando habiendose ofrecido el mismo la Compania no le ha permitido asistir al adiestramiento habiendolo solicitado a tiempo y estando disponible para tomarlo(s), la Compania aprobara su progresion con la condicion que el empleado apruebe el adiestramiento posteriormente.

En todo caso en que el empleado haya estado realizando el trabajo o las funciones de la plaza satisfactoriamente, por un periodo mayor de dieciocho (18) meses, se considerara que ha aprobado el adiestramiento. Podra modificarse este periodo por acuerdo escrito entre las partes, siempre y cuando el empleado haya realizado las funciones satisfactoriamente por un periodo mayor de doce (12) meses. No obstante, el empleado vendra obligado a tomar el adiestramiento correspondiente.

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                                   ARTICULO 50
                     AYUDA ECONOMICA PARA GASTOS DE ESTUDIOS

                                    SECCION 1

Todo empleado regular con un ano o mas de servicio a la Compania que haya completado sus ultimas dos (2) evaluaciones de trabajo con calificaciones de por lo menos satisfactorio y que complete satisfactoriamente estudios relacionados con el area de las telecomunicaciones en instituciones de ensenanza acreditadas por el Consejo Superior de Ensenanza o el Departamento de Educacion, podra solicitar que la Compania le reembolse los primeros ciento sesenta dolares ($160.00) del costo total de la matricula, mas el ochenta porciento (80%) del remanente por semestre. El costo de los libros, hasta un maximo de ciento sesenta dolares ($160.00) por semestre podra ser incluido en el remanente. La cantidad maxima a reembolsarse por semestre, incluyendo libros, no excedera de mil dolares ($1,000.00).

SECCION 2

El derecho a solicitar reembolso por cursos completados vencera a los tres (3) meses de haber finalizado los mismos y el empleado no podra reclamar aquellos gastos que le hayan sido pagados mediante cualquier otro programa de ayuda para estudios. A esos fines el empleado proveera las autorizaciones necesarias para verificar la existencia o no de otras fuentes de ayuda.

SECCION 3

El solicitante tendra que acompanar con su solicitud de reembolso los documentos que evidencien que el empleado pago la matricula, asi como la calificacion obtenida. La Compania procedera a hacer el pago correspondiente dentro de un periodo de cuarenta y cinco (45) dias a partir de que se hayan recibido todos los documentos y certificaciones requeridas en este articulo. El empleado debera someter los originales o fotocopias certificadas de estos documentos. Antes de comenzar el curso, el empleado tendra que presentar su solicitud debidamente complementada a la Compania.

SECCION 4

Cuando la Compania decida implantar un programa de becas para estudios, le dara consideracion a los empleados unionados. El solicitante debera cumplir con los requisitos que la Compania establezca para otorgar dichas becas.

SECCION 5

La Compania no reembolsara gastos de matricula por cursos tomados en instituciones de ensenanza que sean similares a los ofrecidos por la Compania como parte del Programa Regular de Adiestramiento, excepto en aquellos casos donde los cursos son indispensables como requisitos conducentes a un grado academico.

                                    SECCION 6

Los estudios deberan ser realizados en horas no laborables del empleado.

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                                   ARTICULO 51
                                 SEGURO DE VIDA

SECCION 1

La Compania acuerda proveerles un seguro de vida a todos los empleados regulares de la unidad contratante por la suma de cincuenta y cinco mil dolares ($55,000.00) y otros cincuenta y cinco mil dolares ($55,000.00) por concepto de muerte accidental y desmembramiento.

SECCION 2

El costo de este seguro de vida sera pagado en su totalidad por la Compania.

SECCION 3

Los empleados tendran la opcion de comprar seguros de vida opcionales (opcion I y II), los cuales seran pagados en su totalidad por el empleado.

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                                   ARTICULO 52
                        UNIFORMES Y ZAPATOS DE SEGURIDAD

SECCION 1

En el caso de que la Compania requiera como condicion de empleo el uso de uniforme, la Compania proveera cinco (5) uniformes al ingreso del empleado y cinco (5) uniformes adicionales a la fecha de sus aniversarios de servicio o al ano de haberse entregado los anteriores sin costo alguno para el empleado; disponiendose que en aquellos casos en que la Compania entienda necesario el uso de mamelucos, ademas de uniformes, le proveera al empleado dos (2) mamelucos al ingreso y dos (2) al aniversario o al ano de haberse entregado los anteriores. Los empleados usaran estos uniformes unicamente mientras esten cumpliendo las funciones oficiales de su empleo, debiendo el empleado hacer buen uso de los mismos.

SECCION 2

En aquellas situaciones en que por disposiciones de ley aplicable a la Compania
o cuando la Compania misma requiera el uso de zapatos de seguridad, se proveeran los mismos sin costo para el empleado. Estos zapatos seran utilizados unicamente mientras el empleado se encuentre en el desempeno de sus funciones, debiendo el empleado hacer buen uso de los mismos.

SECCION 3

De la Compania no entregar los uniformes en las fechas programadas, esto no tendra el efecto de que esta no viene obligada a entregar los mismos; entonces, en la proxima entrega debera suplir la totalidad de los uniformes adeudados hasta ese momento.

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                                   ARTICULO 53
                          NO HUELGA Y NO CIERRE FORZOSO

SECCION 1

La Union conviene que ni ella ni ninguno de los empleados de la Compania que son parte de la Unidad Contratante cubierta por este Convenio, podra, colectiva, concertada o individualmente, dedicarse a/o participar directa o indirectamente en huelgas de cualquier naturaleza, disminucion en la produccion o rendimiento ("slow-down"), interrupcion o paralizacion del trabajo, piquetes, "boycotts", o cualquier otra clase de interferencia e/o interrupcion de las operaciones y actividades de la Compania.

SECCION 2

Durante la vigencia de este Convenio, la Union se compromete a recurrir al Procedimiento de Querellas que provee este mismo Convenio en vez de recurrir a la huelga.

Para honrar los terminos de este articulo y garantizar una paz industrial permanente y constructiva, la Union usara todos los recursos disponibles y propios consonantes con este articulo.

SECCION 3

La Compania se compromete, asimismo, durante la vigencia de este Convenio a no hacer uso del cierre forzoso ("lockout") en forma alguna.

Para honrar los terminos de este articulo y garantizar una paz industrial permanente y constructiva, la Compania usara todos los recursos disponibles y propios consonantes con este articulo.

SECCION 4

La Compania se reserva el derecho de separar a cualquier empleado de la Unidad Contratante que lleve a cabo cualesquiera de los actos arriba estipulados.

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                                   ARTICULO 54
                          PROCEDIMIENTO PARA QUERELLAS

SECCION 1

El termino "querella" comprende toda controversia que envuelve el interes de uno
o mas empleados y/o agravio, queja o reclamacion relacionada con la interpretacion, aplicacion, administracion o alegada violacion de este Convenio.

SECCION 2

Las quejas o querellas podran ser presentadas por la Union o por la Compania.

SECCION 3

Toda queja o querella se tramitara exclusivamente conforme a los mecanismos creados en este articulo. Las partes acuerdan en este Convenio que, de surgir controversias durante la vigencia del mismo, estas se resolveran exclusivamente a traves del procedimiento que a continuacion se dispone.

SECCION 4 - Primera Etapa

a. Cualquier querella que surja sera presentada por escrito en primera instancia dentro del termino de quince (15) dias laborables desde que surja la querella o el empleado tenga conocimiento de esta y la misma sera presentada por el Delegado de la Union y/o el empleado al supervisor inmediato del empleado.

b. El supervisor, el delegado y el empleado se reuniran para discutir y analizar la querella y tratar de resolver la misma. El supervisor tendra hasta diez (10) dias laborables, a partir de haberse recibido la querella, para contestar la misma.

SECCION 5 - Segunda Etapa

De no estar conforme la Union o el empleado con la decision en el caso, o transcurrido el termino para contestar, se apelara la misma por escrito dentro de los siete (7) dias laborables siguientes al recibo de la decision o de la terminacion del periodo del primer paso, al jefe inmediato del supervisor correspondiente quien tendra hasta cinco (5) dias laborables para contestar la querella. La Union o el empleado deberan presentarle por escrito al jefe inmediato del supervisor un resumen de lo acontecido en la primera etapa.

                            SECCION 6 - Tercera Etapa

a. De no estar conforme la Union con la decision emitida en el caso en la segunda etapa o transcurrido el termino para contestar, cualquier oficial de la Union podra apelar radicando

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         la misma dentro de los diez (10) dias laborables siguientes al recibo de la decision o de la terminacion del periodo para contestar en la etapa anterior si es que no ha sido contestada.

         La apelacion sera radicada ante la oficina del Director de Asuntos Laborales y del Empleado por escrito acompanada de un resumen de los hechos, asi como los resultados de la etapa anterior.

b. El Director de Asuntos Laborales y del Empleado o su representante citara al Presidente de la Union o a su representante una vez se haya recibido la querella dentro de los diez (10) dias laborables siguientes al recibo de la querella indicando la hora, lugar y fecha, la cual sera no mas tarde de diez (10) dias laborables siguientes a la fecha de la citacion.

c. El Director de Asuntos Laborales y del Empleado, o su representante, el Presidente de la Union o su representante, la persona que tomo la accion que dio base para la querella cuando las alegaciones de la querella asi lo requieran, asi como el querellante se reuniran a los efectos de tratar de resolver o conciliar la querella. Disponiendose que en esta etapa en aquellos casos de suspension o despido la Compania le suministrara al empleado o a la Union, copia de la prueba documental en que se base la accion disciplinaria.

d. Una vez discutida la querella, el Director de Asuntos Laborales y del Empleado, o su representante, contestara la misma por escrito, mediante correo certificado, dentro de los siguientes diez (10) dias laborables. La decision emitida en el caso podra:

                  1.       Confirmar la determinacion.

                  2. Modificar la determinacion incluyendo la reduccion de las medidas disciplinarias.

                  3.       Archivar y dejar sin efecto la determinacion.

                  4. Ampliar la investigacion del caso si se determina la necesidad de ello.

                  5. Otorgar cualquier otro remedio que considere apropiado.

                  e. De no estar de acuerdo la Union con la contestacion del Director de Asuntos Laborales y del Empleado, esta podra recurrir a arbitraje segun se indica mas adelante.

                  f. Las quejas sobre reclamacion de salarios seran radicadas por escrito en primera instancia en la tercera etapa dentro del termino de quince (15) dias laborables desde que surge la querella o que el empleado tenga conocimiento de esta. El Director de Asuntos Laborales y del Empleado o su representante citara al Presidente de la Union o a su representante una vez se haya recibido la querella dentro de los diez (10) dias laborables siguientes al recibo de la querella indicando la hora, lugar y fecha, la cual sera no mas tarde de diez (10) dias siguientes a la fecha de la citacion. El Director de Asuntos Laborales y del Empleado, o su representante, tendra un termino de quince (15) dias laborables para contestar la querella luego de celebrada la reunion para considerar la misma.

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SECCION 7 - Arbitraje

a. Cuando la querella no haya sido resuelta en la etapa anterior, la misma podra ser sometida a arbitraje dentro de los veinte (20) dias laborables siguientes al recibo de la decision del Director de Asuntos Laborales y del Empleado transcurrido el termino para contestar, lo que ocurra primero. La Union sometera a la Compania copia de la solicitud y la fecha en la cual fue sometida en Arbitraje. Los arbitros a utilizarse seran los del Negociado de Conciliacion y Arbitraje del Departamento del Trabajo y Recursos Humanos, excepto que se acuerde otra cosa entre las partes, y los mismos se seleccionaran conforme al procedimiento de ternas y a las normas de dicho Negociado. La decision del arbitro sera final e inapelable, la cual sera seguida y cumplida por las partes, siempre que sea conforme a derecho. Las partes le someteran al arbitro la sumision escrita de la querella a resolverse. PARA TODOS LOS EFECTOS DE ESTE ARTICULO, LAS NORMAS DEL NEGOCIADO QUE PREVALECERAN SERAN LAS QUE ESTABAN VIGENTES AL 26 DE DICIEMBRE DE 2002, Y NINGUNA ENMIENDA A LAS MISMAS O UN NUEVO REGLAMENTO SERAN APLICABLES BAJO ESTE CONVENIO.

b. Las reclamaciones de salarios quedan excluidas de este procedimiento de arbitraje. No obstante, las reclamaciones de salario hasta $ 1,500.00 se tramitaran segun el procedimiento de arbitraje aqui establecido. La Union se reserva el derecho de llevar los casos de reclamaciones de salarios en exceso de $ 1,500.00 a los tribunales siempre y cuando cumpla con los terminos procesales aqui dispuestos. Se aclara que todos los demas tipos de casos, tales como pero sin limitacion, peticiones de reclasificacion, dietas, ascensos y/o reclamaciones de que se estan realizando labores de otra clasificacion, continuaran tramitandose a traves de arbitraje.

SECCION 8 - Casos de Suspension y Despido

a. La Union reconoce que es una prerrogativa gerencial inherente a la administracion del negocio de la Compania establecer normas de conducta para sus empleados durante la operacion del negocio y aplicar normas disciplinarias por justa causa cuando se violen dichas normas.

b. La Compania, a su vez, reconoce que en los procesos de administracion y aplicacion de las normas de conducta y disciplina aplicables a los empleados, dichos procesos deben ser justos y razonables, con el fin de mantener unas relaciones obrero-patronales saludables. Los procesos cumpliran con lo siguiente:

         1. La aplicacion de la norma disciplinaria se efectuara dentro de un termino razonable, luego de conocerse la violacion o falta imputable al empleado.

         2. La Compania llevara a cabo una investigacion de los hechos en que se fundamente una accion disciplinaria.

         3. Se le notificara por escrito al empleado, con copia a la Union, de las violaciones que se le imputan y la medida disciplinaria a imponerse y la fecha aproximada de la reunion que se describe en el numero 4 de esta Seccion, 8b.

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         4. La Compania, siempre que sea posible, llevara a cabo una reunion con el empleado al imponerle una medida disciplinaria.

         5. En los casos de suspension o despido de empleados, se seguira el siguiente procedimiento cuando la Union o el empleado consideren injustos la suspension o la accion de despido:

                  a) De un empleado considerar injusta su suspension o despido debera presentar su querella a la Union.

                  b) En caso de que la Union tambien considere injusta la suspension o despido del empleado la Union presentara una querella por escrito dentro de quince (15) dias laborables subsiguientes a la suspension o notificacion de separacion del empleado ante el Director de Asuntos Laborales y del Empleado o la persona que el delegue de la Compania. De no resolverse la querella, la Union podra solicitar una reunion con el Director de Asuntos Laborales y del Empleado, personalmente. El procedimiento ante este Departamento sera uno expedito, entendiendose que los casos de suspension y despido seran atendidos e investigados con prioridad a cualquier otro caso sometido con anterioridad e igualmente, en estos casos se solicitara, de ser necesario, el arbitraje expedito.

                  c) El Director de Asuntos Laborales y del Empleado, al evaluar la accion tomada, tendra las mismas facultades dispuestas en la Seccion 6 (d) de este Articulo.

                  d) Se procedera de aqui en adelante, como se dispone en la Seccion 6, inciso e, antes mencionado.

SECCION 9 - Casos de Publicacion y Adjudicacion de Plazas, Traslados y Ascensos

a. Las querellas que surjan donde un empleado reclama derecho a una plaza vacante o que se ha violado el articulo de "Publicacion, Adjudicacion de Plazas y Nombramientos, Ascensos y Traslados" seran radicadas por escrito ante el Director de Asuntos Laborales y del Empleado, indicando la plaza que se reclama, el numero de la requisicion de la plaza, y la persona con la que se cubrio. La querella debera ser presentada dentro de los siete (7) dias laborables subsiguientes a la adjudicacion de la plaza o desde que el empleado tenga conocimiento de la adjudicacion de la plaza.

b. Y se procedera de aqui en adelante como se dispone a partir de la Seccion 6, inciso b, de este articulo.

c. En todo procedimiento referente a la presente seccion, la persona a quien la plaza haya sido adjudicada sera notificada y podra participar e intervenir en dicho procedimiento.

SECCION 10 - Casos de Reclasificacion de Plazas

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Las querellas que surjan como resultado de una peticion de reclasificacion de una plaza seran presentadas ante el Director de Asuntos Laborales y del Empleado de la Compania.

En caso de que la Union no este de acuerdo con la determinacion del Departamento a cargo de la certificacion de plazas sobre la peticion de reclasificacion de una plaza y que determine radicar una querella, la misma sera radicada ante el Director de Asuntos Laborales y del Empleado dentro de los siete (7) dias laborables subsiguientes al recibo de la notificacion de la determinacion o siete (7) dias laborables despues de transcurrido el tiempo para informar a la Union la determinacion sobre la peticion. Y se procedera de aqui en adelante como se dispone a partir de la Seccion 6, inciso b, de este articulo.

Durante la discusion de la querella en esta etapa la Union debera establecer que a la plaza se le han asignado funciones o deberes de una plaza superior o que los deberes y funciones de la misma han evolucionado de manera sustancial y permanente hacia una plaza de nivel superior o que se le han asignado funciones
o deberes de mayor complejidad.

SECCION 11 - Querellas entre las Partes

Las querellas de la Compania seran iniciadas mediante el envio de una carta por el Director de Asuntos Laborales y del Empleado al Presidente de la Union. Las querellas que la Union tenga sobre alegadas violaciones de los derechos de la Union o violaciones a los derechos de grupos o clases consignados en este Convenio, seran iniciadas mediante el envio de una carta por el Presidente de la Union al Director de Asuntos Laborales y del Empleado.

En ambos casos estas querellas se iniciaran en la tercera etapa. Cuando la querella sea de la Compania, el Presidente de la Union o su representante se reunira con el Director de Asuntos Laborales y del Empleado dentro de los diez
(10) dias laborables del recibo de la querella por la Union. Cuando la querella sea de la Union el Director de Asuntos Laborales y del Empleado se reunira con el Presidente de la Union dentro de los diez (10) dias laborables del recibo de la querella por la Compania. De no celebrarse la reunion en los terminos aqui indicados la parte perjudicada podra recurrir directamente a arbitraje en los terminos indicados en la Seccion 7 (Arbitraje) una vez expirado el termino.

Las querellas de la Union y de la Compania tendran que ser presentadas dentro de un periodo de diez (10) dias laborables de haber ocurrido los hechos que motivaron las querellas o desde que la parte querellante tuviera conocimiento de los hechos que motivaron la querella.

De no llegarse a un acuerdo entre las partes se procedera conforme se establece en la Seccion 7 (Arbitraje) de este articulo.

LAS QUERELLAS QUE SURJAN COMO RESULTADO DE LA APLICACION DEL ARTICULO 20 - PROGRAMA DE PRUEBA DE DROGAS, SERAN RADICADAS EN TERCERA ETAPA, SEGUN SE DISPONE EN LA SECCION 6 DE ESTE ARTICULO.

SECCION 12 - Disposiciones Generales

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a.       Se acuerda que en ningun momento el empleado querellante o los delegados o representantes de la Union estaran acompanados por mas de un empleado aunque la querella cubra mas de uno, excepto en los casos de separacion cuando los querellantes no esten trabajando. Las partes podran de mutuo acuerdo en casos que asi lo requieran excusar mas de un empleado siempre y cuando que no sean afectados los servicios.

b. El Departamento de Asuntos Laborales y del Empleado celebrara reuniones y tendra a su discrecion autoridad para investigar los casos referidos a este departamento, conseguir evidencia y llamar testigos uno a la vez.

c. Los terminos para comenzar las distintas etapas de este procedimiento son de naturaleza jurisdiccional.

d. En aquellos casos en que el Director de Asuntos Laborales y del Empleado cite a un trabajador para proposito de este articulo, debera hacerlo dentro de sus horas laborables con paga.

SECCION 13 - Cuestiones Sustantivas

a. Se preparara una trascripcion taquigrafica de las vistas de arbitraje por el taquigrafo que supla el Negociado de Conciliacion y Arbitraje si hay uno disponible. En caso de que el Negociado no pudiere suplir dicho taquigrafo, el Arbitro notificara a las partes con antelacion a la vista de arbitraje para que cualquiera de ellas si desea obtener una trascripcion taquigrafica, supla el taquigrafo y pague el costo del mismo.

         Si ambas partes desean copia de la trascripcion taquigrafica, la pagaran por partes iguales. En caso de que alguna de las partes decida someter un alegato, el Arbitro concedera un termino no mayor de treinta
         (30) dias laborables para someter el mismo.

b. El Arbitro no tendra poder o facultad para en forma alguna alterar, enmendar, cambiar, modificar, anadir o restar a ninguna de las disposiciones de este Convenio, inclusive a ninguna de las disposiciones del articulo de "Derechos de la Gerencia". Un laudo en violacion a lo antes indicado sera nulo y sin efecto.

c.       El Arbitro no tendra autoridad para conceder danos y perjuicios.

d. EN CASOS DE DISCIPLINA, EL ARBITRO PODRA MODIFICAR, CONFIRMAR O REDUCIR EL DESPIDO O SUSPENSION. PODRA PROVEER UN REMEDIO DE REINSTALACION SIN O CON PAGA RETROACTIVA DE LOS SALARIOS Y BENEFICIOS DEJADOS DE PERCIBIR. A LA PAGA RETROACTIVA SE LE HARAN LAS REBAJAS
         CORRESPONDIENTES A LOS INGRESOS DEVENGADOS MIENTRAS ESTUVO SUSPENDIDO Y A SU OBLIGACION DE MITIGAR DANOS.

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                                   ARTICULO 55
                            ESTABILIDAD DEL CONVENIO

SECCION 1

En caso de la fusion de la Compania o cualquiera de sus dependencias con una entidad privada o publica o que la Compania se divida en estructuras separadas o subsidiarias, venda, traspase o arriende propiedad donde trabajan empleados cubiertos por este Convenio se debera notificar a la Union con no menos de veinte (20) dias de antelacion a la fusion, division en estructuras separadas o subsidiarias, venta, cierre, traspaso, arrendamiento o expropiacion. La Compania viene obligada, ademas a informar a la referida nueva entidad sobre la existencia de este Convenio.

SECCION 2

En la eventualidad que por razon de dicha fusion, division en estructuras separadas o subsidiarias, venta, traspaso, arrendamiento, cierre o expropiacion desplace empleados de la Unidad Contratante, los empleados regulares afectados seran considerados para reubicacion en otras actividades de la Empresa conforme las disposiciones de este Convenio.

SECCION 3

Si durante la vigencia de este Convenio la Compania adquiriese cualquier facilidad o servicio que actualmente estuviere siendo administrado por otra Compania y fuere integrado al programa de la Compania, las plazas nuevas que se creen, asi como cualquier plaza vacante en dicha nueva facilidad o servicio, que corresponda a la Unidad Apropiada seran cubiertas de acuerdo con las disposiciones de este Convenio. El tiempo de antiguedad para los efectos de este Convenio de todo el personal que pase a la Compania mediante este procedimiento empezara a contar desde la fecha de efectividad de su nombramiento como empleado de la Compania.

SECCION 4

En caso de llevarse a cabo cualquier traspaso, venta, fusion, division en estructuras separadas o subsidiarias, arrendamiento de facilidades o expropiacion, la Compania, no obstante lo dispuesto en el articulo de Vigencia sobre la duracion de este Convenio, quedara relevada de ahi en adelante de toda obligacion bajo el mismo, excepto en cuanto a obligaciones en que ya se hubiera incurrido bajo el articulo de Procedimiento para Querellas.

Este Convenio Colectivo obligara durante su vigencia a todo patrono sucesor de la Compania aun cuando el traspaso, venta, fusion, arrendamiento o expropiacion fuese parcial.

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                                   ARTICULO 56
                                  SEPARABILIDAD

SECCION 1

En caso de que parte de cualquiera de las disposiciones de este Convenio resulte ser ilegal por virtud de las leyes vigentes o aprobadas en el futuro o mediante decreto judicial o sentencia final y firme, emitida por un tribunal de jurisdiccion competente, o de cualquier otro organismo gubernamental, tal ley, decreto, decision, orden o sentencia afectara unicamente la parte o disposicion que sea declarada ilegal, pero la misma no invalidara el resto del Convenio, siendo la intencion expresa de las partes contratantes que todas las porciones no declaradas ilegales permaneceran en todo su vigor y efecto durante la vigencia de este Convenio, y se hace constar, ademas, que nada de lo aqui acordado en forma alguna impedira que cualquiera de las partes contratantes pueda ejercer su derecho a apelar de la sentencia o decision judicial, orden o sentencia del organismo gubernamental concernido.

SECCION 2

En la eventualidad de que cualquier articulo o seccion fuere declarado invalido
o el cumplimiento u observacion de tal articulo o seccion hubiera sido declarado en suspenso, las partes afectadas por tal accion entraran en inmediatas negociaciones colectivas, con el fin de acordar una disposicion sustituta mutuamente satisfactoria para tal articulo o seccion.

SECCION 3

En caso de que en cualquier asunto o controversia pueda aplicarse mas de una disposicion de este Convenio o que sea posible mas de una interpretacion del mismo se aplicara aquella disposicion o interpretacion que resulte mas consistente con el Convenio Colectivo interpretado en su totalidad.

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                                   ARTICULO 57
                             ADIESTRAMIENTO ESPECIAL

SECCION 1

a. Cuando la introduccion de nuevo equipo especializado, que requiera adiestramiento especial para operar el mismo, afecte el trabajo del personal de la unidad apropiada, la Compania seleccionara los empleados a ser adiestrados de entre los empleados afectados que reunan los requisitos de adiestramiento para la plaza y aprueben los examenes escritos y/o pruebas practicas que la Compania disene para dicho adiestramiento.

b. Los requisitos, examenes y pruebas seran establecidos por la Compania previo a la seleccion de candidatos para el adiestramiento. La Compania determinara, a su criterio, el numero de personas a recibir el entrenamiento especial, pero al escoger entre los candidatos que cualifiquen la Compania aplicara los siguientes criterios: antiguedad; evaluaciones ya escritas y realizadas en el curso normal del empleo de los ultimos dos (2) anos; record de asistencia y puntualidad de los ultimos dos (2) anos; record disciplinario de los ultimos dos (2) anos; experiencia relacionada y adiestramientos. La antiguedad prevalecera sobre los otros factores de resultar estos iguales entre los empleados a adiestrarse.

c. De no surgir candidatos suficientes que cualifiquen de entre los empleados afectados, la Compania publicara la(s) plaza(s) de conformidad con la Seccion 1 del articulo 11 de "Publicacion, Adjudicacion de Plazas y Nombramientos, Ascensos y Traslados". De no surgir candidatos internos suficientes que cualifiquen, la Compania retendra el derecho a incluir en el adiestramiento a personal cualificado de reclutamiento externo.

SECCION 2

La Compania extendera a los candidatos seleccionados nombramientos condicionados a la aprobacion del adiestramiento. Durante el periodo del adiestramiento el horario diario y el programa semanal de trabajo podra variar de acuerdo a las necesidades y condiciones del adiestramiento a ofrecerse y del servicio prestado.

SECCION 3

Los empleados que aprueben los adiestramientos en que participen seran mantenidos en dichas posiciones. Sin embargo, aquellos empleados que no aprueben satisfactoriamente sus adiestramientos o que no fueren seleccionados para el mismo seran reasignados a otra posicion, siempre que exista otra posicion vacante y que cualifique para la misma. De no existir una posicion vacante, o de este no cualificar para las plazas vacantes que puedan existir, se procedera segun el articulo de "Reduccion de Personal y Reempleo".

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                                   ARTICULO 58
                                 LABOR INTERINA

                                    SECCION 1

Cuando la Compania requiera a un empleado realizar interinamente las labores de otra posicion o puesto, superior al suyo, por un periodo mayor de un (1) dia laborable, de cualquier periodo bisemanal de pago, la Compania le pagara un diferencial, equivalente al aumento de salario que le correspondiera, si el empleado fuese ascendido al puesto superior. Este diferencial sera pagado desde el comienzo de la asignacion interina, y por el total de horas trabajadas en el puesto superior. Este diferencial se establecera utilizando la Seccion 2 del Articulo 43.

                                    SECCION 2

Adiestramiento Tecnico u Operacional

A. Con el fin de poder utilizar y reconocer los conocimientos, las destrezas y experiencias de los miembros de la Unidad Contratante, la Compania y la Union acuerdan, con el consentimiento del empleado que, cuando sea necesario y requerido por el Departamento de Adiestramiento y Desarrollo del Empleado o el Departamento de Servicios Centralizados de Trafico, este personal se transferira temporeramente con el proposito de ofrecer y desarrollar cursos durante el turno regular de trabajo relacionado a su especialidad, conforme a las solicitudes recibidas de las diferentes areas con necesidades en la Compania.

B. Se establece una compensacion suplementaria, o sea, un diferencial, como incentivo economico a todo empleado que dedique tiempo para ensenar cursos y/o adiestramientos especializados en el area de Telecomunicaciones. Se le otorgara un diferencial de $1.30 del salario basico por hora, por la cantidad de horas dedicadas, que requiera el Departamento de Adiestramiento y Desarrollo del Empleado o el area operacional. Los adiestramientos aqui mencionados son adiestramientos formales con un curriculo establecido para grupos de empleados, los cuales no incluyen adiestramientos de dia a dia (on the job training) dirigidos a mejorar las destrezas de empleados individuales.

C. El diferencial de $1.30 del salario basico por hora aplicara a las horas necesarias antes, durante y despues del tiempo que se ofrezca el adiestramiento con el proposito de hacerlo mas efectivo: preparacion de documentos, utilizacion de equipo audiovisual y otros recursos necesarios para la efectividad del adiestramiento.

D. En aquellos casos que aplique, el empleado recibira la dieta y el millaje correspondiente.

E. La participacion de los miembros de la UIET en estas funciones de adiestramiento, no sera utilizada por PRT para solicitar que se les excluya de la Unidad Apropiada. Tampoco realizaran tareas del personal incluidos en otras unidades apropiadas y no supervisaran personal alguno.

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                                   ARTICULO 59
                              FONDO DE BENEFICENCIA

SECCION 1

La Compania acuerda aportar la cantidad de NUEVE centavos ($0.09) por cada hora trabajada por cada empleado cubierto por este Convenio durante los primeros dos anos de la vigencia del mismo, para el Fondo de Beneficencia establecido de acuerdo al Fideicomiso creado por las partes. Durante el tercer ano de vigencia del Convenio, la Compania acuerda aportar la cantidad de DIEZ centavos ($0.10) por cada hora trabajada por cada empleado cubierto por este Convenio.

SECCION 2

Cuando alguna auditoria revele un patron de violaciones al reglamento o que la administracion del fondo se ha apartado de los principios y propositos para el cual fue creado este fondo, la Compania podra descontinuar las aportaciones al fondo hasta que las violaciones sean corregidas.

SECCION 3

De declararse ilegal este Articulo, o el Fideicomiso creado bajo el mismo, por un tribunal con jurisdiccion competente, la Compania descontinuara las aportaciones a dicho fondo y todo fondo existente a ese momento le sera devuelto a la Compania.

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                                   ARTICULO 60
                            SUMINISTRO DE INFORMACION

La Compania suministrara a la Union, simultaneamente, copia de toda comunicacion, documento, aviso, circular, boletin o panfleto enviado o circulado a los empleados que componen la unidad apropiada.

Ademas, la Compania suministrara copia de toda practica, procedimiento o politica administrativa, que sea de aplicacion a los empleados cubiertos por este convenio, o que afecte de manera alguna, los terminos y condiciones de empleo de estos.

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                                   ARTICULO 61
                                ASISTENCIA LEGAL

La Compania proveera, libre de costos, servicios de abogados seleccionados por la Compania, a aquellos empleados que en el desempeno de sus deberes sufrieren un accidente mientras conducen vehiculos de motor en asuntos oficiales y fueren citados y/o denunciados por tales hechos o cuando estando en gestiones oficiales, se le impute delito publico, por hechos alegadamente ocurridos mientras este prestando servicios a un cliente, excepto por delitos sexuales, asesinato o sustancias controladas en cualquiera de sus modalidades.

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                                   ARTICULO 62
                             CENTRO CUIDADO INFANTIL

SECCION 1

Durante la vigencia de este Convenio Colectivo la Compania pagara mensualmente a instituciones dedicadas al cuidado diurno infantil que cuenten con los correspondientes permisos que requieran las leyes aplicables para ello, bajo las condiciones mas adelante dispuestas. Dicho pago sera por concepto de cuidado diurno de hijos de empleados cubiertos por este Convenio, cuya edad maxima sea hasta de cinco (5) anos.

SECCION 2

El numero de ninos que podran beneficiarse de las disposiciones de este Articulo, asi como de la aportacion mensual maxima que remesara la Compania, sera de conformidad a lo siguiente:

Un numero maximo de noventa (90) ninos con un beneficio mensual maximo de cien dolares ($100.00) por nino durante la vigencia de este Convenio.

SECCION 3

Estas cantidades seran pagaderas directamente al Centro de Cuidado Diurno mediante la presentacion previa de factura por el Centro correspondiente, o a traves del empleado y en tal situacion la Compania expedira mensualmente un cheque a la orden de dicho Centro, dentro de los quince (15) dias calendarios siguientes de haberse recibido la factura.

Sera responsabilidad del empleado pagar al Centro de Cuidado Diurno cualquier diferencia entre la tarifa y el beneficio maximo pagado por la Compania, segun dispuesto en este Articulo.

El pago correspondiente al primer ano tendra vigencia desde el comienzo del ano escolar correspondiente al ano 2003.

SECCION 4

Los hijos de empleados unionados, cuyos padres habran de beneficiarse de esta ayuda seran escogidos mediante sorteo a celebrarse no mas tarde del mes de junio de cada ano, durante la vigencia de este Convenio. Cada empleado podra solicitar este beneficio para un hijo o hija, de manera que un mayor numero de empleados puedan resultar beneficiados. Participaran en el sorteo los empleados(as) que certifiquen a la Compania, con anterioridad al sorteo, tener hijos (as) menores, de hasta cinco (5) anos de edad. Dicho sorteo sera coordinado entre la Compania y la Union.

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SECCION 5

El empleado seleccionado certificara que tiene su hijo(a) matriculado en el Centro de Cuidado Diurno debidamente autorizado, que opera con todos los permisos necesarios. La Compania se reserva la facultad de requerir cualquier otra informacion pertinente y evidencia de los permisos requeridos.

SECCION 6

LA COMPANIA RETENDRA EN EL ORIGEN TODAS LAS DEDUCCIONES QUE CORRESPONDAN EN LEY O REGLAMENTOS.

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                                   ARTICULO 63
                                  CONTRATACION

SECCION 1

La subcontratacion de labores, tareas, servicios y funciones no se utilizara para cesantear o desplazar a empleados cubiertos por la unidad apropiada.

                                    SECCION 2

DE DETERMINARSE QUE TIENE EFECTO NEGATIVO SOBRE EL TRABAJO REALIZADO POR LOS MIEMBROS DE LA UNIDAD APROPIADA, LAS PARTES SE REUNIRAN PARA DISCUTIR QUE MEDIDAS, SI ALGUNA, PUEDEN ADOPTARSE DIRIGIDAS A EVITAR O MINIMIZAR DICHO EFECTO NEGATIVO.

                                    SECCION 3

En el caso de una alegada controversia que surja de la interpretacion o aplicacion de este articulo, la Union tendra el derecho de proceder de acuerdo a lo dispuesto en el Articulo 54 "Procedimiento para Querellas" de este Convenio.

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                                   ARTICULO 64
                                 SEGURO CHOFERIL

La Compania pagara en su totalidad las aportaciones correspondientes bajo la Ley de Seguro Social Choferil (Ley 428 de 15 de mayo de 1950, segun enmendada).

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                                   ARTICULO 65
                      TIEMPO SUJETO A SER LLAMADO "ON CALL"

SECCION 1

En aquellos casos que la Compania determine la necesidad de tener personal cualificado sujeto a ser llamado fuera del horario regular en ciertas clasificaciones especializadas y areas de trabajo donde se requiera establecer un itinerario de personal sujeto a llamadas ("on call"), aplicara este articulo.

Los empleados en turnos sujetos a ser llamados, deberan proveer un numero de telefono donde se pueda localizar. De ser necesario, se le proveera un busca personas ("beeper") para facilitar su localizacion.

Los turnos se asignaran en forma equitativa siempre que sea posible.

SECCION 2

El empleado a quien se le asigne estar sujeto a ser llamado ("on call") se le pagara una bonificacion de $18.00 diarios, por asignacion a este turno, durante el tiempo que se le asigne estar, sujeto a ser llamado. Las horas minimas a trabajar cuando sea llamado y se reporte al trabajo seran por un periodo no menor de dos (2) horas, incluyendo el tiempo de viaje hasta un maximo de treinta
(30) minutos por llegar al lugar designado a trabajar y treinta (30) minutos para el regreso a su residencia.

Del empleado ser llamado a trabajar se le compensara de forma correspondiente y como se indica en el Articulo de Jornada de Trabajo y Tiempo Extra, segun se dispone en este convenio colectivo. Tambien aplicara la bonificacion que se menciona en esta seccion.

SECCION 3

Si el empleado es llamado a trabajar y no responde a la solicitud de reportarse al lugar de trabajo, no tendra derecho a cobrar lo dispuesto en la seccion 2 por ese dia de horario asignado. Si al empleado a quien le corresponde el turno de trabajo, no ha podido ser localizado oportunamente luego de varios intentos para ser localizado, se hara constar por escrito por el supervisor con copia al delegado de la Union.

Si el empleado expresa no estar disponible para el trabajo solicitado, el mismo se le ofrecera a otro empleado que siga en turno.

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                                   ARTICULO 66
                 CONSOLIDACION DE DEBERES - TRABAJADOR UNIVERSAL

SECCION 1

La Compania podra crear nuevas plazas regulares mediante la consolidacion de funciones correspondientes a dos (2) o mas puestos de los comprendidos en la Unidad Apropiada. Las plazas asi creadas se intitularan "Trabajador Universal" y tambien seran conocidas por su nombre descriptivo seguido por la identificacion del area de servicio a la que corresponde la plaza.

SECCION 2

Las funciones que se consoliden siempre tendran que pertenecer a puestos bajo una misma vicepresidencia administrativa. En casos de que la empresa mueva puestos de una vicepresidencia a otra, la(s) funcion(es) podra(n) ser combinadas en su nueva vicepresidencia, con posiciones que tambien comparten una correlacion de funciones.

SECCION 3

Cuando se consoliden funciones de puestos con distintos grados ocupacionales, la plaza de nueva creacion nunca sera ubicada en un grado salarial menor al nivel maximo de las plazas cuyas funciones sean consolidadas.

SECCION 4

La Compania determinara a base de la necesidad de servicio, la cantidad de plazas a crearse por vicepresidencia, los requisitos, asi como las areas geograficas en que tales plazas de nueva creacion seran asignadas y realizaran sus tareas.

SECCION 5

Las plazas de Trabajador Universal creadas se adjudicaran entre los candidatos a tenor con los siguientes factores:

         a. Criterios de evaluacion de trabajo de los ultimos dos (2) anos.

         b.       Record disciplinario de los ultimos dos (2) anos.

         c.       Experiencia relacionada y adiestramientos.

         d. Aprobar los examenes escritos y/o pruebas practicas que la Compania disene para estos propositos.

         e.       Historial de asistencia de los ultimos dos (2) anos

La antiguedad prevalecera cuando los otros factores resulten iguales entre los candidatos.

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La publicacion sera en todos los Centros de Trabajo, segun indicado en la seccion 6, subsiguiente. Las plazas se cubriran primero con los que cualifiquen pertenecientes al taller donde existe la plaza de Trabajador Universal. De quedar aun plazas vacantes, las mismas podran ser cubiertas con empleados de otros talleres.

No se trasladaran empleados a otros talleres como consecuencia de haber traido empleados de otros talleres para ocupar una plaza de Trabajador Universal.

SECCION 6

La Compania publicara en todos los Centros de Trabajo estas plazas de nueva creacion que vayan a cubrirse, especificando los requisitos para las mismas. La publicacion de las plazas se hara por un termino no menor de cinco (5) dias laborables. Disponiendose que aquellos empleados que trabajen fuera de los edificios de Plaza Telefonica (Roosevelt 1513 y 1515) contaran con un termino de dos (2) dias laborables adicionales despues del cierre de la publicacion. La Compania enviara a la Union una copia de dicha publicacion. Una plaza asi publicada no se cancelara sin notificarle a la Union las razones para su cancelacion.

SECCION 7

Cualquier empleado regular que reuna los requisitos de una plaza publicada, podra solicitar la misma sometiendo la correspondiente peticion, en el formulario que suministra la Compania, dentro del termino fijado en la publicacion, al Departamento de Reclutamiento, con acuse de recibo.

SECCION 8

La Compania solo considerara aquellos empleados que reunan los requisitos, que hayan radicado sus peticiones dentro del periodo fijado en la publicacion y que puedan desempenar las funciones de la plaza inmediatamente que se le adjudique;
o de estar disfrutando de sus vacaciones, al concluir las mismas; o de estar acogido a los beneficios del Fondo del Seguro del Estado o en uso de licencia por enfermedad, a los treinta (30) dias que se le adjudique.

SECCION 9

En aquellos casos en que las plazas de Trabajador Universal publicadas excedan la cantidad de empleados cualificados y esa falta obedece al fracaso en los examenes escritos o pruebas practicas a que hace referencia la seccion 5 de este articulo, la Compania seleccionara de entre los empleados reprobados a aquellos con las notas o puntuaciones mas altas, que tengan una puntuacion de no menos de 50% para ser adiestrados y examinados nuevamente.

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SECCION 10

Los empleados reprobados en las pruebas y/o examenes practicos permaneceran en la plaza que ocupan.

SECCION 11

Los empleados que pasen a ocupar una posicion de Trabajador Universal recibiran un aumento de $0.45 por hora. La Seccion 2 del Articulo 43 (Salarios) aplicara a aquellos empleados que pasen a ocupar una plaza de Trabajador Universal en ascenso.

SECCION 12

Todo empleado seleccionado a ocupar una de estas plazas estara sujeto a un periodo de prueba de dos (2) meses durante el cual tendra que demostrar tener habilidad, conocimiento, destrezas y la eficiencia que a juicio de la Compania se requerira en la nueva plaza.

SECCION 13

De no aprobar satisfactoriamente su periodo probatorio, el empleado volvera a su posicion anterior, con el salario que le hubiese correspondido, de haber continuado en la posicion anterior.

SECCION 14

Salvo en casos donde ocurran hechos fuera del control de la Compania y/o se pueda afectar adversamente el servicio, el empleado seleccionado para ocupar una de estas plazas de Trabajador Universal, sera ubicado en la misma dentro de los siguientes treinta (30) dias de haberle adjudicado la plaza.

SECCION 15

Dentro de los diez (10) dias laborables siguientes de haberse adjudicado una de estas plazas, la Compania debera notificar a la Union por correo certificado con acuse de recibo, con copia de la determinacion e indicando la plaza que se adjudico, el numero de la requisicion de la plaza y el nombre y numero de empleado de la persona con la que se cubrio la misma y los criterios por la cual se le adjudico. Tambien se le notificara una lista con el nombre de todos los empleados que compitieron con los correspondientes niveles salariales.

SECCION 16

La intencion de las partes con la creacion de estas nuevas plazas, es hacer mas eficientes a la Compania, asi como a sus empleados, para que posean mayor capacidad de respuesta a la creciente necesidad de servicio que la competitiva industria de las telecomunicaciones en Puerto

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Rico requiere. No es la intencion de este articulo la eliminacion o reduccion de empleo o salarios o condiciones de trabajo, ni limitara los derechos que bajo este Convenio Colectivo tenga la Compania con relacion a los Articulos 3, 15 y 63.

SECCION 17

Salvo lo dispuesto en la seccion 4 de este articulo, si cualquier empleado o la Union entiende que la Compania ha violado cualesquiera de las disposiciones de este articulo, tal alegacion sera sometida por la Union o por el empleado al Procedimiento para Querellas pactado en este Convenio Colectivo.

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                                   ARTICULO 67
                                    VIGENCIA

Este Convenio estara en vigor durante treinta y seis (36) meses y comenzara a regir desde el 18 de enero de 2003 hasta la medianoche del 17 de enero de 2006.

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                                   ARTICULO 68
                                  ACUERDO TOTAL

Las partes contratantes reconocen que, durante las negociaciones que culminaron en este Convenio, cada una de ellas tuvo el derecho y la oportunidad ilimitada de formular demandas y proposiciones con respecto a todas las materias no excluidas por ley en el area de contratacion colectiva y que todos los acuerdos y convenios alcanzados por ellas mediante el ejercicio de tales derechos y oportunidades, aparecen expresados en este Convenio.

Las partes reconocen asimismo que este Convenio contiene todas las condiciones de trabajo acordadas por ambas y que a partir de esta fecha seran las unicas condiciones de trabajo que regiran las relaciones entre las partes.

Este Convenio no podra ser modificado, enmendado, cambiado, o darse por terminado excepto mediante estipulacion escrita debidamente firmada por los representantes autorizados de las partes, y es la intencion de las partes contratantes reservar para cualquier convenio futuro que comience a regir despues de la expiracion de este Convenio Colectivo cualesquiera y todos los asuntos que no esten expresamente cubiertos por este Convenio Colectivo.

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                              PUERTO RICO TELEPHONE

                                   JON SLATER
                                   PRESIDENTE

                                COMITE NEGOCIADOR

Lcdo. Ben Fernandez                          Sr. Jose R. Ponce
Vicepresidente Recursos Humanos                            Director Asuntos
                                             Laborales y del Empleado

Lcda. Sonia H. Cruz                                                     Sra.
                                             Richelly Perez
Gerente Laboral UIET                                              Gerente de
                                             Gastos Financieros
                                             y Analisis

Lcda. Lida Ramirez                                                        Sr.
                                             Benjamin Figueroa
Directora Reclutamiento,                                             Gerente
                                             Operaciones de Campo
Clasificacion y Administracion                                 Metro/Central

Sra. Annie Cadiz
Secretaria

                                  LCDO. JUAN CARLOS PEREZ OTERO
                                          ASESOR LEGAL

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                             UNION INDEPENDIENTE DE
                              EMPLEADOS TELEFONICOS

                                 JOSE A. ACOSTA
                               PRESIDENTE INTERINO

                                 JUNTA DIRECTIVA

Sr. Manuel Padilla                                  Sr. Jesus Santiago
Vicepresidente                                      Secretario General

Sr.Evelio Roman                                     Sr. Victor Santiago
Sargento de Armas                                   Representante General

Sr. Carlos Quiles                                   Sra. Aitza Diaz
Representante Area Oeste                            Representante Area Metro

Sr. Enrique Torres                                  Sr. Wilbert Medina
Representante Area Norte                            Representante Area Sur

Sr. Harry Barbosa
Representante Area Este

                                COMITE NEGOCIADOR
                                      UIET

Sr. Jose A. Acosta                                  Sr. Carlos Ramos

Sr. Enrique Torres                                  Sr. Edward Sanchez

Sr. Alexis Rodriguez                                Sr. Jesus Santiago

Sr. Harry Barbosa                                   Sr. Santos E. Hernandez

Sr. Carlos Quiles                                   Sra. Aitza Diaz

Sr. Wilbert Medina                                  Sr. Evelio Roman

Sra. Jackeline Frett
Secretaria

                                  ASESOR LEGAL
                               LCDO. OSCAR PINTADO